UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Allianz Funds

Allianz Funds Multi-Strategy Trust

AllianzGI Institutional Multi-Series Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

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ALLIANZ FUNDS

ALLIANZ FUNDS MULTI-STRATEGY TRUST

ALLIANZGI INSTITUTIONAL MULTI-SERIES TRUST

1633 Broadway, New York, New York 10019

For proxy information, please call 1-844-292-8017

For account information, please call:

1-800-498-5413 (Institutional Class, Class R6, Class P, Administrative Class, Class D Shares and Shares of the Funds of AllianzGI Institutional Multi-Series Trust)

1-800-988-8380 (Class A, Class B, Class C and Class R Shares)

Dear Shareholder:

On behalf of the Board of Trustees of each of Allianz Funds (“Allianz Funds”), Allianz Funds Multi-Strategy Trust (“MST”) and AllianzGI Institutional Multi-Series Trust (“IMST,” and together with Allianz Funds and MST, the “Trusts”), we are pleased to invite you to a combined special meeting of the shareholders of the Trusts to be held at 10:00 a.m., Eastern time, on December 18, 2014, at the offices of Allianz Global Investors Fund Management LLC (“AGIFM”), 1633 Broadway, New York, New York, 10019.

As discussed in more detail in the accompanying Proxy Statement, you will be asked to approve the following proposal:

•	Election of eleven (11) Trustees. Ten (10) nominees are currently Trustees of one or more of the Trusts.

AGIFM currently serves as investment manager or investment adviser/administrator to fifty-four (54) open-end and four (4) closed-end funds, and retains sub-advisers to manage the funds’ portfolios (the “Allianz Funds Complex”). Election of all of the nominees would align the membership of the boards of trustees of the open-end funds for which AGIFM serves as investment manager or investment adviser/administrator. It is intended that the combined board ultimately will oversee all of the funds in the Allianz Funds Complex. A combined board would join the background and skills of the trustees on the existing boards proposed for election and is designed to simplify and streamline oversight of funds in the Allianz Funds Complex and achieve related efficiencies.

Your vote is important

After considering the matter, the Board Governance and Nominating Committee of the Board of Trustees of Allianz Funds and the Nominating Committee of the Board of Trustees of each of MST and IMST unanimously nominated each of the proposed candidates for election and your Board of Trustees unanimously voted to recommend that shareholders of the applicable Trust(s) and each of its series vote in favor of the proposal, as more fully described in the accompanying Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you are not available to attend the meeting, then please promptly give your voting instructions by telephone or via the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials or, if you have requested a proxy card by mail, you may vote by completing, signing, dating and returning the proxy card in order to avoid the added cost of follow-up solicitations. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on the Notice of Internet Availability of Proxy Materials or your proxy card. This code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded. If you have any questions regarding the Proxy Statement, please call the Trusts’ transfer agent, Boston Financial Data Services, Inc. at 1-844-292-8017.

Thank you in advance for your participation in this important vote.

Sincerely,

Thomas J. Fuccillo
Secretary

New York, New York

October 31, 2014

ALLIANZ FUNDS

ALLIANZ FUNDS MULTI-STRATEGY TRUST

ALLIANZGI INSTITUTIONAL MULTI-SERIES TRUST

1633 Broadway, New York, NY 10019

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2014

To the Shareholders:

Notice is hereby given that a combined Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds (“Allianz Funds”), Allianz Funds Multi-Strategy Trust (“MST”) and AllianzGI Institutional Multi-Series Trust (“IMST,” and together with Allianz Funds and MST, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”) will be held on December 18, 2014, at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

The series of Allianz Funds are currently designated as: AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund (formerly, AllianzGI Global Commodity Equity Fund), AllianzGI Global Small-Cap Fund, AllianzGI Income & Growth Fund, AllianzGI International Managed Volatility Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ All-Cap Value Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Opportunity Fund, AllianzGI Small-Cap Blend Fund, AllianzGI Technology Fund, AllianzGI U.S. Managed Volatility Fund and AllianzGI Wellness Fund.1

The series of MST are currently designated as: AllianzGI Behavioral Advantage Large Cap Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI China Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Global Allocation Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Growth Allocation Fund, AllianzGI Global Managed Volatility Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund (formerly, AllianzGI Structured Alpha Fund), AllianzGI Ultra Micro Cap Fund, AllianzGI U.S. Equity Hedged Fund and AllianzGI U.S. Small-Cap Growth Fund (formerly, AllianzGI U.S. Emerging Growth Fund).

[1]	To be renamed AllianzGI Health Sciences Fund on or about December 22, 2014.

The series of IMST are currently designated as: AllianzGI Global Small-Cap Opportunities Portfolio and AllianzGI U.S. Unconstrained Equity Portfolio.

As described in the Proxy Statement, the Meeting has been called for the following purposes:

1. To be voted on by all shareholders of each Trust (including shareholders of each Fund), voting separately by each such Trust: To elect Trustees of the Trusts, as described in Section I of the attached Proxy Statement.

2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

The Boards of Trustees of the Trusts have fixed the close of business on October 17, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. With respect to each Trust, the proxy is being solicited on behalf of the Board of Trustees of such Trust.

October 31, 2014

By order of the Boards of Trustees

Thomas J. Fuccillo
Secretary

YOUR VOTE IS IMPORTANT

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, then please give your voting instructions by telephone or via the Internet by following the instructions on your Notice of Internet Availability of Proxy Materials or, if you have requested a proxy card by mail, you may vote by completing, signing, dating and returning the proxy card. Please give your voting instructions or submit your proxy card promptly in order to avoid any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 18, 2014

The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available without charge by following the instructions on your Notice of Internet Availability of Proxy Materials. In addition, shareholders can find important information about each Fund of Allianz Funds in such Fund’s annual report, dated June 30, 2014, including financial reports for the fiscal year ended

June 30, 2014. Shareholders can find important information about each Fund of MST other than AllianzGI Best Styles Global Equity Fund and AllianzGI Emerging Markets Debt Fund in such Fund’s annual report, dated November 30, 2013, including financial reports for the fiscal year ended November 30, 2013, and in such Fund’s semi-annual report, dated May 31, 2014. Shareholders can find important information about AllianzGI Best Styles Global Equity Fund in such Fund’s semi-annual report, dated May 31, 2014. Because AllianzGI Best Styles Global Equity Fund commenced operations on December 2, 2013 and AllianzGI Emerging Markets Debt Fund commenced operations on September 15, 2014, there are no audited financial statements available for such Funds. Because each Fund of IMST commenced operations on June 30, 2014, there are no financial statements available for such Funds. Upon request and without charge, the Trusts will furnish each person to whom the Notice of Internet Availability of Proxy Materials or the Proxy Statement is delivered with a copy of these reports. You may obtain copies of these reports without charge by calling 1-800-498-5413 (for Institutional Class, Class R6, Class P, Administrative Class, Class D Shares and Shares of the Funds of IMST) or 1-800-988-8380 (for Class A, Class B, Class C and Class R Shares), by writing to the Trust at the address appearing above or on the Funds’ website at us.allianzgi.com.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 18, 2014

The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to shareholders of record as of October 17, 2014 (the “Record Date”) beginning on or about October 31, 2014.

ALLIANZ FUNDS

1633 Broadway, New York, NY 10019

AllianzGI Emerging Markets Opportunities Fund

AllianzGI NFJ All-Cap Value Fund

AllianzGI NFJ Dividend Value Fund

AllianzGI NFJ International Value Fund

AllianzGI NFJ Large-Cap Value Fund

AllianzGI NFJ Mid-Cap Value Fund

AllianzGI NFJ Small-Cap Value Fund

AllianzGI Opportunity Fund

AllianzGI Small-Cap Blend Fund

AllianzGI Technology Fund

AllianzGI U.S. Managed Volatility Fund

AllianzGI Wellness Fund[1]

AllianzGI Focused Growth Fund
AllianzGI Global Natural Resources Fund (formerly, AllianzGI Global Commodity Equity Fund)
AllianzGI Global Small-Cap Fund
AllianzGI Income & Growth Fund
AllianzGI International Managed Volatility Fund
AllianzGI Mid-Cap Fund

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway, New York, NY 10019

AllianzGI Behavioral Advantage Large Cap Fund	AllianzGI Multi-Asset Real Return Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Global Allocation Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Growth Allocation Fund

AllianzGI Global Managed Volatility Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI NFJ Emerging Markets Value Fund
AllianzGI NFJ Global Dividend Value Fund
AllianzGI NFJ International Small-Cap Value Fund
AllianzGI NFJ International Value II Fund
AllianzGI Retirement 2015 Fund
AllianzGI Retirement 2020 Fund
AllianzGI Retirement 2025 Fund
AllianzGI Retirement 2030 Fund
AllianzGI Retirement 2035 Fund
AllianzGI Retirement 2040 Fund
AllianzGI Retirement 2045 Fund

[1]	To be renamed AllianzGI Health Sciences Fund on or about December 22, 2014.

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund (formerly, AllianzGI Structured Alpha Fund)

AllianzGI Ultra Micro Cap Fund AllianzGI U.S. Equity Hedged Fund AllianzGI U.S. Small-Cap Growth Fund (formerly, AllianzGI U.S. Emerging Growth Fund)

ALLIANZGI INSTITUTIONAL MULTI-SERIES TRUST

1633 Broadway, New York, NY 10019

AllianzGI Global Small-Cap Opportunities Portfolio	AllianzGI U.S. Unconstrained Equity Portfolio

The Board of Trustees (each a “Board” or “Trustees”) of each of Allianz Funds (“Allianz Funds”), Allianz Funds Multi-Strategy Trust (“MST”) and AllianzGI Institutional Multi-Series Trust (“IMST,” and together with Allianz Funds and MST, the “Trusts”), is soliciting proxies from the shareholders of each series of each Trust listed above (each, a “Fund” and together, the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of the Funds to be held at 10:00 a.m., Eastern time, on December 18, 2014 at the offices of Allianz Global Investors Fund Management LLC (“AGIFM”), 1633 Broadway, New York, New York 10019. Throughout this Proxy Statement, the Board of Allianz Funds is referred to as the “Allianz Funds Board” and the Board of MST and IMST is referred to as the “Multi-Funds Board.” The Notice of the Meeting, this Proxy Statement and the proxy card are being made available to shareholders of record as of October 17, 2014 (the “Record Date”) beginning on or about October 31, 2014. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement or Notice of Internet Availability of Proxy Materials is delivered with a copy of the Funds’ latest annual and semi-annual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by calling 1-800-498-5413 (for Institutional Class, Class R6, Class P, Administrative Class, Class D Shares and Shares of the Funds of IMST) or 1-800-988-8380 (for Class A, Class B, Class C and Class R Shares), by writing to the Trust at the address appearing above or on the Funds’ website at us.allianzgi.com.

The Meeting is being called for the following purposes: (1) to elect Trustees of the Trusts, and (2) to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Section I of this Proxy Statement contains information relating to the proposal to elect Trustees of the Trusts. Section II contains additional background information about the Trusts, the investment manager or investment adviser/administrator of the Funds, AGIFM, and other matters. Section III contains general information about the Meeting and shareholder voting.

I. ELECTION OF A BOARD OF TRUSTEES

AGIFM currently serves as investment manager or investment adviser/administrator to fifty-four (54) open-end funds (fifty-three (53) of which are represented in this Proxy Statement) and four (4) closed-end funds, and retains sub-advisers to manage the funds’ portfolios (together, the “Allianz Funds Complex”). Currently, funds in the Allianz Funds Complex are served by two separate Boards of Trustees. One Board oversees Allianz Funds (the “Allianz Funds Board”). The other Board (the “Multi-Funds Board”) oversees MST and IMST, as well as other funds that are not covered in this Proxy Statement, including Premier Multi-Series VIT (“VIT”), an open-end investment company consisting of one series for which AGIFM serves as investment manager and an affiliate of AGIFM serves as investment sub-adviser, and AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, each a closed-end fund for which AGIFM serves as investment manager and affiliates of AGIFM serve as investment sub-adviser (the “AGIFM Closed-End Funds”).

At the Meeting, shareholders of the Trusts will be asked to elect the same eleven (11) individuals (the “Nominees”) to serve as Trustees on both the Allianz Funds Board and the Multi-Funds Board (the “Consolidated Board”).

The Allianz Funds Board is currently composed of ten Trustees, eight of whom are Independent Trustees (defined below) and two of whom are Interested Trustees (defined below). The Multi-Funds Board is currently composed of seven Trustees, six of whom are Independent Trustees and one of whom is an Interested Trustee. With the exception of two Trustees (one of whom is Independent and the other Interested), the Allianz Funds Board and Multi-Funds Board currently have no members in common. Four of the current Allianz Funds Trustees (John C. Maney, Edward E. Sheridan, W. Bryant Stooks and James W. Zug) and one of the current Multi-Funds Trustees (John C. Maney) have indicated their intention to resign from the Board(s) on which they serve on or prior to the end of calendar year 2014, and will not stand for election to the Consolidated Board. Each of Messrs. Stooks and Zug will resign upon the election of his successor, one year prior to his scheduled retirement in December 2015 in accordance with the Allianz Funds Board retirement policy. As part of the plan for consolidation, the Allianz Funds Board determined that it was appropriate to provide a severance payment to each of Messrs. Stooks and Zug, payable in four quarterly installments. The amount of such payment provided by Allianz Funds is equal to each such Trustee’s annual retainer in 2014. In addition to the payments from Allianz Funds, AGIFM has agreed to provide severance payments to Messrs. Stooks and Zug of $50,000 and $25,000, respectively, given that AGIFM also expects to benefit from the administrative efficiencies of the Consolidated Board. The Consolidated Board would join the background and skills of the Trustees on the existing Boards who will stand for election to the Consolidated Board and is designed to simplify and streamline oversight of funds in the Allianz Funds Complex and achieve related efficiencies.

Rationale for Having a Consolidated Board. During the past several years, there have been a number of initiatives designed to consolidate and streamline Allianz’s asset management business in the United States, including through the reorganization of several affiliated investment advisers into the firm that is now Allianz Global Investors U.S. LLC (“AGI U.S.”), a sub-adviser to many of the funds in the Allianz Funds Complex. In addition, a number of closed-end and open-end funds for which AGIFM served as investment manager and its affiliate, Pacific Investment Management Company LLC (“PIMCO”), served as sub-adviser, were transitioned to the PIMCO Funds platform effective in September 2014, such that AGIFM no longer serves as the investment manager to those funds (the “PIMCO-Sponsored Funds”).

Taking into account these initiatives, including the reduction in funds comprising the Allianz Funds Complex and in the individual advisory firms that manage the funds, the Allianz Funds Board and the Multi-Funds Board, in consultation with AGIFM, considered consolidating into a single board with common membership that would oversee all funds in the Allianz Funds Complex. At a joint meeting held on September 15, 2014, the Allianz Funds Board and the Multi-Funds Board determined to proceed with the consolidation, subject to shareholder election of the applicable Nominees to the Consolidated Board. These Board approvals followed the nomination of each of the Nominees by the Board Governance and Nominating Committee of the Allianz Funds Board and the Nominating Committee of the Multi-Funds Board, all of the members of which are Independent Trustees. Each of Messrs. Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and Alan Rappaport and Ms. Susan M. King was originally recommended to the Allianz Funds Board for approval as a Trustee by the Independent Trustees of Allianz Funds. Each of Messrs. F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Julian Sluyters and Ms. King was originally recommended to the Multi-Funds Board for approval as a Trustee by the Independent Trustees of MST and IMST. Ms. Deborah A. DeCotis currently serves as a Trustee on both the Allianz Funds Board and the Multi-Funds Board and was originally recommended to the Boards by the Independent Trustees of the Trusts.

The Allianz Funds Board and the Multi-Funds Board have historically held separate meetings but often have reviewed substantially the same policy issues, contractual arrangements and other matters relating to the funds they oversee. The Allianz Funds Board and the Multi-Funds Board have appointed many of the same fund officers, including the President and Chief Executive Officer; the Treasurer and Principal Financial and Accounting Officer; the Vice President, Secretary and Chief Legal Officer; and the Chief Compliance Officer. There are minor differences in the Assistant Secretaries and Assistant Treasurers that have been appointed by the Allianz Funds Board and the Multi-Funds Board. In approving the Consolidated Board, the Boards took into account that, among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. In this regard, the Boards considered that the funds and AGIFM would realize efficiencies and potential future cost savings if the same individuals served as Trustees of all funds in the Allianz Funds Complex.

In consultation with AGIFM, the Boards also considered, among other factors, that the establishment of the Consolidated Board can be expected to promote enhanced effectiveness of board oversight of all funds in the Allianz Funds Complex, including with respect to their management and other service providers; promote a more efficient use of resources by management, which will enhance management’s productivity and potentially lead to a reduction in the costs of such services over time; and improve the long-term prospects for attracting and retaining qualified individuals to serve as independent trustees on the Consolidated Board. In addition, each Board determined that the funds it oversees are likely to benefit from the particular backgrounds, skills and other attributes of those Nominees who currently serve as members of the other Board and would be added to the Consolidated Board.

Description of the Consolidated Board and Related Matters. Ten of the Nominees to the Consolidated Board are current Trustees of one or more of the Boards of Trustees and one of the Nominees is not currently a Trustee and would be an Interested Trustee if elected. The Nominees are F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Julian Sluyters, each of whom is a current member of the Allianz Funds Board; Bradford K. Gallagher, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV and Alan Rappaport, each of whom is a current member of the Multi-Funds Board; Deborah A. DeCotis, who is a current member of both the Allianz Funds Board and the Multi-Funds Board; and Susan M. King, who is not currently a member of any Board. Each of Ms. DeCotis and Messrs. Drummond, Gallagher, Jacobson, Kertess, MacLeod, Ogden, Rappaport and Scoon is not an “interested person” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (such individuals are commonly referred to as “Independent Trustees”). Each of Ms. King and Mr. Sluyters is an “interested person” of the Trusts, as defined in the 1940 Act, because of his or her affiliation with AGIFM and its affiliates (such individuals are commonly referred to as “Interested Trustees”).

The shareholders of VIT have been asked to elect the Nominees to the Consolidated Board at a separate shareholder meeting to be held contemporaneously with the Meeting. In addition, during calendar year 2015, it is expected that shareholders of each of the AGIFM Closed-End Funds will be asked to elect applicable Nominees at their next annual meetings such that each such fund would be overseen by the Consolidated Board following such meetings. Following such meetings, and subject to applicable shareholder approvals, all funds in the Allianz Funds Complex would then be overseen by the Consolidated Board.

All current Trustees of Allianz Funds with the exception of Mr. Sluyters and Ms. DeCotis were elected previously by shareholders. Mr. Sluyters was appointed to the Allianz Funds Board by the Trustees effective March 6, 2014 and Ms. DeCotis was appointed to the Allianz Funds Board by the Trustees effective June 5, 2014. All current Trustees of MST with the exception of Ms. DeCotis were elected previously by shareholders. Ms. DeCotis was appointed to the MST Board by the Trustees effective March 7, 2011. All current Trustees of IMST were elected previously by shareholders.

The Fifth Amended and Restated Agreement and Declaration of Trust of Allianz Funds, Amended and Restated Agreement and Declaration of Trust of MST and Amended and Restated Agreement and Declaration of Trust of IMST (each a “Declaration of Trust” and together the “Declarations of Trust”) do not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) each Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders; and (ii) if, as a result of a vacancy in a Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” Allianz Funds is required to hold a shareholders’ meeting for the purpose of electing Trustees beginning in 2005 and once every five calendar years thereafter.

The business of each Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of each Trust’s Declaration of Trust, its Bylaws and the laws of The Commonwealth of Massachusetts, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structures — As noted above, the Allianz Funds Board is currently composed of ten Trustees, eight of whom are Independent Trustees and two of whom are Interested Trustees. The Multi-Funds Board is currently composed of seven Trustees, six of whom are Independent Trustees and one of whom is an Interested Trustee. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of that Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

Each Board of Trustees meets regularly four times each year to discuss and consider matters concerning its Trust and the applicable Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Allianz Funds Board has established five standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight and Compliance Committee, the Board Governance and Nominating Committee, the Contracts Committee, the Performance Committee and the Valuation Committee.

The Multi-Funds Board has established four standing Committees to facilitate the Trustees’ oversight of the management of MST and IMST: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “Committees of the Boards of Trustees.”

With respect to the Allianz Funds Board, each Independent Trustee is a member of at least two Committees, which the Board believes allows the Independent Trustees to participate in a broad range of the Board’s oversight duties. In addition, each Committee is chaired by an Independent Trustee. With respect to the Multi-Funds Board, the membership of each Committee consists of all of the Independent Trustees, which the Board believes allows the Independent Trustees to participate in the full range of the Board’s oversight duties.

Each Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees on the Boards and limiting Committee chairs (in the case of the Allianz Funds Board) or limiting Committee membership (in the case of the Multi-Funds Board) to Independent Trustees, is appropriate in light of the characteristics and circumstances of the applicable Trust. In reaching this conclusion, each Board considered, among other things, the role of AGIFM and the Funds’ sub-advisers (the “Sub-Advisers”) in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust(s) overseen and the Allianz Funds Complex, the variety of asset classes those series include, the net assets of each Fund and Trust overseen and of the Allianz Funds Complex, and the investment advisory/administration or management, distribution and other service arrangements of each Fund and Trust overseen and of the Allianz Funds Complex. Each Board also believes that its structure, including the presence of one or more Trustees who are executives with various entities affiliated with AGIFM, facilitates an efficient flow of information concerning the management of the Trusts to the Independent Trustees.

Risk Oversight — Each of the Funds has retained AGIFM and the applicable Sub-Adviser to provide investment advisory services, and, in the case of AGIFM, administrative services, and these service providers are responsible for the management of risks that may arise from Fund investments and operations. Some employees of AGIFM and/or its affiliates serve as each Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. AGIFM and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. Each Board oversees the performance of the risk management functions provided by AGIFM and the Sub-Advisers, both directly and through the Committee structure it has established. Each Board receives from AGIFM and the Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the activities of the Funds it oversees and to the actual and potential risks of the Funds it oversees and the Trust(s) as a whole. These include, among others, reports on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. Each Board also regularly receives, from the Funds’ principal underwriter, reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, each Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with AGIFM and the Sub-Advisers, each Board has emphasized the importance of maintaining vigorous risk management programs and procedures.

In addition, the Allianz Funds Board and the Multi-Funds Board has each appointed the same Chief Compliance Officer (the “CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within AGIFM’s organization including its head of risk management, and provides presentations to the Boards at their quarterly meetings and annual reports on the application of the Compliance Policies. Each Board periodically discusses relevant risks affecting the Trust(s) with the CCO at these meetings. Each Board has approved the Compliance Policies and reviews the CCO’s reports. Further, each Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Each Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, each Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, each Board’s risk management oversight is subject to substantial limitations.

During the fiscal year ended June 30, 2014, the Allianz Funds Board met four times and each incumbent Trustee Nominee who was then a member of the Allianz Funds Board was present for at least 75% of the aggregate number of meetings of the Allianz Funds Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served. During the fiscal year ended November 30, 2013, the Multi-Funds Board met six times with respect to MST and two additional times with respect to VIT and/or the AGIFM Closed-End Funds and each incumbent Trustee Nominee who was then a member of the Multi-Funds Board was present for at least 75% of the aggregate number of meetings of the Multi-Funds Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served. IMST has not yet completed its initial fiscal year.

Information about Nominees

Information about the Nominees is presented below. The information is listed separately for (i) Nominees who are Interested Trustees and (ii) Nominees who are Independent Trustees. Except as shown, each Nominee’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Nominee may have held different positions with such employer(s).

Interested Trustee Nominees(1)

Name, Address*, and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
New Nominee of Allianz Funds/MST/IMST

Susan M. King(3) 1963	New Interested Nominee	N/A	Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).	54	None.

New Nominee for MST/IMST; Incumbent Trustee of Allianz Funds

Julian Sluyters(3) 1960	President and Chief Executive Officer of the Trusts; Trustee of Allianz Funds; New Interested Nominee of MST/ IMST	AF: 3/2014 to present (President, Chief Executive Officer and Trustee) MST: 3/2014 to present (President and Chief Executive Officer) IMST: 6/2014 to present (President and Chief Executive Officer)	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 58 funds in the Fund Complex; Trustee of 18 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	54	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)	As noted above, the shareholders of VIT have been asked to elect the Nominees to the Consolidated Board at a separate meeting to be held contemporaneously with the Meeting; therefore, the series of VIT is included in the number of portfolios overseen or to be overseen by a Trustee or Nominee. During calendar year 2015, it is intended that, subject to shareholder approval, the Consolidated Board will also oversee the AGIFM Closed-End Funds. The four AGIFM Closed-End Funds and PIMCO-Sponsored Funds account for the difference in the number of portfolios overseen or to be overseen by a Trustee or Nominee because certain Nominees currently serve as Trustees of the AGIFM Closed-End Funds and PIMCO-Sponsored Funds and others do not. The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.
(3)	Each of Ms. King and Mr. Sluyters is an “interested person” of the Trusts, as defined in Section 2(a)(19) of the 1940 Act, due to her or his affiliation with AGIFM or its affiliates.

Independent Trustee Nominees(1)

Name, Address*, and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
Incumbent Trustee of Allianz Funds/MST/IMST

Deborah A. DeCotis 1952	Trustee	AF: 6/2014 to present MST: 3/2011 to present IMST: 6/2014 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).	83	None.

New Nominee for MST/IMST; Incumbent Trustee of Allianz Funds

F. Ford Drummond 1962	Trustee of Allianz Funds; New Independent Nominee of MST/IMST	AF: 1/2006 to present	Owner/Operator, Drummond Ranch. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	54	Director, BancFirst Corporation.

Name, Address*, and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
James S. MacLeod 1947	Trustee of Allianz Funds; New Independent Nominee of MST/IMST	AF: 1/2006 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; and Director, Homeowners Mortgage. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation. Formerly, Chief Executive Officer of Homeowners Mortgage.	54	Director, Sykes Enterprises, Inc.

Davey S. Scoon 1946	Trustee (Chairman) of Allianz Funds; New Independent Nominee of MST/IMST	AF: 1/2006 to present	Adjunct Assistant Professor, Tufts University School of Medicine and Adjunct Professor, University of Wisconsin-Madison. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing); and Chief Administrative and Financial Officer, SunLife Financial- U.S. (financial services).	54	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc.; Director, Orthofix International N.V. and Director, Biodel Inc. Formerly, Director, CardioKine Inc. and Director, NitroMed, Inc.

New Nominee for Allianz Funds; Incumbent Trustee of MST/IMST

Bradford K. Gallagher 1944	Trustee of MST/ IMST; New Independent Nominee of Allianz Funds	MST: 9/2010 to present IMST: 6/2014 to present	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); and Chairman and Trustee, Commonfund (2005-2014).	83	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee of MST/ IMST; New Independent Nominee of Allianz Funds	MST: 12/2009 to present IMST: 6/2014 to present	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	83	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

Name, Address*, and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen or to be Overseen by Trustee or Nominee for Trustee(2)	Other Directorships Held by Trustee or Nominee for Trustee
Hans W. Kertess 1939	Trustee (Chairman) of MST/ IMST; New Independent Nominee of Allianz Funds	MST: 3/2008 to present IMST: 6/2014 to present	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	83	None.

William B. Ogden, IV 1945	Trustee of MST/ IMST; New Independent Nominee of Allianz Funds	MST: 3/2008 to present IMST: 6/2014 to present	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	83	None.

Alan Rappaport 1953	Trustee of MST/ IMST; New Independent Nominee of Allianz Funds	MST: 6/2010 to present IMST: 6/2014 to present	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013)	83	None.

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.
(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)

As noted above, the shareholders of VIT have been asked to elect the Nominees to the Consolidated Board at a separate meeting to be held contemporaneously with the Meeting; therefore, the series of VIT is included in the number of portfolios overseen or to be overseen by a Trustee or Nominee. During calendar year 2015, it is intended that, subject to shareholder approval, the Consolidated Board will also oversee the AGIFM Closed-End Funds. The four AGIFM Closed-End Funds and PIMCO-Sponsored Funds account for the difference in the number of portfolios overseen or to be overseen by a Trustee or Nominee because certain Nominees currently serve as Trustees of the AGIFM Closed-End Funds and PIMCO-Sponsored Funds and others do not. The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.

The term of office of each person elected as Trustee will be until his or her successor is elected and qualified. Each of the Nominees has agreed to serve as a Trustee if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxy may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than eleven.

Trustee Qualifications — The Boards have determined that each Nominee should serve or continue to serve as such based on several factors (none of which alone is decisive). With the exception of Ms. King, who is not currently a Trustee, and Mr. Sluyters, who was appointed to the Allianz Funds Board in 2014, the Nominees have served on one or more of the Boards for a number of years. Each Nominee is knowledgeable about the Trusts’ business and service provider arrangements, which are for the most part common among the Trusts. Among the factors the Boards considered when concluding that an individual should serve on the Consolidated Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Consolidated Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Consolidated Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of various qualifications, experiences and skills of each Nominee (in addition to business experience during the past five years set forth in the table above) that contributed to the Boards’ conclusion that an individual should serve on the Consolidated Board. References to qualifications, experiences and skills are not intended to hold out the Consolidated Board or individual Nominees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Consolidated Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

F. Ford Drummond — Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of the BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also serves as a member and is past chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trusts he oversees with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

Susan M. King — Ms. King has substantial executive experience in the asset management industry in marketing and product management positions. She also has experience in the investment banking industry. Ms. King currently serves in a senior-level position with an investment advisory firm affiliated with AGIFM. Because of her familiarity with the Funds, AGIFM and affiliated entities, she would serve as an important information resource for the Independent Trustees.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides significant financial expertise and serves as the Audit Oversight Committee’s Chair for the Multi-Funds Board and has been determined by the Multi-Funds Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

James S. MacLeod — Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Chairman and Chief Executive Officer of Coastal Bancshares and President of CoastalStates Bank. He is also on the board of Homeowners Mortgage and Sykes Enterprises, Inc. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Trustee (since 2006), Chairman of the Development Committee and Member of the Executive Committee.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.

Davey S. Scoon — Mr. Scoon has many years of senior executive experience in the financial services industry, including 14 years as Chief Operating Officer of Colonial Mutual Funds. He has a background and experience in accounting and finance as well as experience as an officer of public companies. He served as Chief Administrative and Financial Officer for Tom’s of Maine and SunLife Financial – U.S. He serves on several public company boards and is an audit committee financial expert. He is a director of several biomedical companies, including serving as board chair of a health plan with a $1 billion investment portfolio.

Julian Sluyters — Mr. Sluyters has substantial business and finance experience, including an accounting background and experience as an executive in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with AGIFM. Because of his familiarity with the Funds, AGIFM and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with AGIFM.

Committees of the Boards of Trustees

Audit Committees. The Audit Oversight and Compliance Committee of the Allianz Funds Board is currently composed of Messrs. Drummond, Scoon, Stooks and Zug (Chair), each of whom is an Independent Trustee. Mr. Maney attends meetings as an observer but does not vote. The Audit Oversight Committee of the

Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson (Chair), Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Audit Oversight and Compliance Committee of the Allianz Funds Board and the Audit Oversight Committee of the Multi-Funds Board are referred to collectively in this section as the “Audit Committees.” Each Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund overseen and, among other things, determines the selection of the independent registered public accounting firm for the Funds overseen and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds overseen, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including AGIFM, the applicable Sub-Adviser and entities in a control relationship with AGIFM or the Sub-Advisers, that provide services to the Funds overseen where the engagement relates directly to the operations and financial reporting of the Funds overseen. Each Audit Committee considers the possible effect of those services on the independence of the independent registered public accounting firm of the Funds overseen. The Audit Oversight and Compliance Committee of the Allianz Funds Board also oversees the compliance programs of Allianz Funds and its service providers as well as oversees Allianz Funds’ Chief Compliance Officer.

The Audit Oversight and Compliance Committee of the Allianz Funds Board convened five times during the fiscal year ended June 30, 2014. During the fiscal year ended November 30, 2013, the Audit Oversight Committee of the Multi-Funds Board convened twice with respect to MST and convened four additional times with respect to VIT and/or the AGIFM Closed-End Funds. IMST has not yet completed its initial fiscal year.

Nominating Committees. The Board Governance and Nominating Committee of the Allianz Funds Board is currently composed of Messrs. Drummond (Chair), MacLeod and Scoon, each of whom is an Independent Trustee. Messrs. Maney and Sluyters attend meetings as observers but do not vote. The Nominating Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson, Kertess (Chair), Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Board Governance and Nominating Committee of the Allianz Funds Board and Nominating Committee of the Multi-Funds Board are referred to collectively in this section as the “Nominating Committees.” Each Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when trustees are to be re-elected. In addition, the Nominating Committee of the Allianz Funds Board oversees matters relating to the functions and duties of the Allianz Funds Board, including Board education and compensation.

It is the policy of the Nominating Committees to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committees are set forth as Appendix A to this Proxy Statement. The Nominating Committee of the Allianz Funds Board convened four times during the fiscal year ended June 30, 2014. During the fiscal year ended November 30, 2013, the Nominating Committee of the Multi-Funds Board did not convene with respect to MST or VIT and convened once with respect to the AGIFM Closed-End Funds. IMST has not yet completed its initial fiscal year.

Qualifications, Evaluation and Identification of Trustee Nominees. The Trustees of each Trust have adopted a written charter for the Nominating Committee of the Trust, a copy of which is included as Appendix A to this Proxy Statement and is available at http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf. The Nominating Committees require that Trustee candidates have a college degree or equivalent business experience, but have not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Nominating Committees for nomination as a Trustee. The Nominating Committees may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition. The Nominating Committees may consider candidates for Trustee recommended by the Trusts’ current Trustees, the Trusts’ officers, AGIFM or the Sub-Advisers, shareholders of any Fund and any other source the Nominating Committees deem appropriate. Each Nominating Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nominating Committees take diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Nominating Committees have not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, each Nominating Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance and legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Consideration of Candidates Recommended by Shareholders. The Nominating Committees will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as an exhibit to the Boards’ Nominating Committee Charter, attached to this Proxy Statement as Appendix A. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the

Trust, to the attention of that Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary. Please refer to Appendix A for details.

Each Nominating Committee has full discretion to accept or reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by a Nominating Committee will be nominated for election to the particular Board.

Compensation Committee. The Compensation Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson, Kertess (Chair), Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Compensation Committee meets as the Multi-Funds Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Trusts who are not directors, officers, partners or employees of AGIFM, the Sub-Advisers or any entity controlling, controlled by or under common control with AGIFM or the Sub-Advisers. The Compensation Committee of the Multi-Funds Board convened once during the fiscal year ended November 30, 2013.

The Allianz Funds Board does not have a separate compensation committee and Trustee compensation matters are overseen by that Board’s Governance and Nominating Committee.

Valuation Committees. The Valuation Committee of the Allianz Funds Board is currently composed of Messrs. MacLeod (Chair), Maney, Scoon and Zug. The Valuation Committee of the Multi-Funds Board is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden (Chair), Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Each Valuation Committee has been delegated responsibility by the applicable Board for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. Each Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from AGIFM and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee of the Allianz Funds Board convened five times during the fiscal year ended June 30, 2014 and the Valuation Committee of the Multi-Funds Board convened four times during the fiscal year ended November 30, 2013.

Contracts Committee. The Contracts Committee of the Allianz Funds Board is currently composed of Ms. DeCotis and Messrs. Scoon, Sheridan (Chair), Stooks and Zug, each of whom is an Independent Trustee. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans and other major service provider contracts. The Contracts Committee of the Allianz Funds Board convened eight times during the fiscal year ended June 30, 2014.

The Multi-Funds Board does not have a separate contracts committee, and similar contract review matters as those overseen by the Allianz Funds Contract Committee are overseen by all of the Independent Trustees on the Multi-Funds Board.

Performance Committee. The Performance Committee of the Allianz Funds Board is currently composed of Ms. DeCotis and Messrs. MacLeod (Chair), Scoon and Sheridan, each of whom is an Independent Trustee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee of the Allianz Funds Board convened four times during the fiscal year ended June 30, 2014.

The Multi-Funds Board does not have a performance committee, and similar matters relating to oversight of Fund performance are overseen by all of the Independent Trustees on the Multi-Funds Board.

If the Nominees are elected, the Consolidated Board intends to adopt a new committee structure to standardize committees across the Trusts. The elected Trustees would determine any new committee structure, which is currently expected to include the following committees: an audit oversight committee, a valuation committee, a governance and nominating committee and a performance committee, with other functions, including contract review and compliance, to be overseen by all Independent Trustees. The elected Trustees would also determine the chairs of the Consolidated Board and of any such committees.

Securities Ownership

As of August 31, 2014, to the best knowledge of each Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Fund	Class	Percent of Class Beneficially Owned
China Equity Fund	Institutional Class	2.23%
Retirement Income Fund	Class R6	4.19%
Global Allocation Fund	Institutional Class	1.60%

As of August 31, 2014, to the best knowledge of each Trust, each of the Trustees, Nominees and named executive officers owned less than 1% of the outstanding shares of each class of the Funds, except as set forth below.

Name	Fund	Share Class	Amount of Shares Owned	Percentage of Share Class
Bradford K. Gallagher	China Equity Fund	Institutional Class	2,461.366	1.01%
William B. Ogden IV	China Equity Fund	Institutional Class	2,990	1.22%
Hans W. Kertess	Global Allocation Fund	Institutional Class	69,639.87	1.12%

For each Nominee, the following table discloses the dollar range of equity securities beneficially owned by the Nominee in each Fund overseen or to be overseen and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Nominee within the Trusts’ family of investment companies, as of August 31, 2014. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which a Nominee holds an economic interest through the deferred compensation plan described below.

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
Independent Trustee Nominees

Deborah A. DeCotis		Over $100,000
High Yield Bond Fund	Over $100,000
F. Ford Drummond		Over $100,000
Emerging Markets Opportunities Fund	$50,001-$100,000
Global Small-Cap Fund	Over $100,000
Income & Growth Fund	Over $100,000
NFJ Dividend Value Fund	Over $100,000
NFJ International Value Fund	Over $100,000
NFJ Small-Cap Value Fund	Over $100,000
Technology Fund	$50,001-$100,000
Bradford K. Gallagher		Over $100,000
China Equity Fund	$10,001-$50,000
Retirement Income Fund	$50,001-$100,000
James A. Jacobson		Over $100,000
Retirement Income Fund	Over $100,000
Hans W. Kertess		Over $100,000
Global Allocation Fund	Over $100,000
James S. MacLeod		Over $100,000
Emerging Markets Opportunities Fund	$50,001-$100,000
Global Small-Cap Fund	$50,001-$100,000
NFJ Dividend Value Fund	$10,001-$50,000
NFJ International Value Fund	$10,001-$50,000
NFJ Large-Cap Value Fund	Over $100,000
Technology Fund	$50,001-$100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities in Each Fund or Series Overseen or to be Overseen by the Trustee or Nominee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies(1)
William B. Ogden, IV		$50,001-$100,000
China Equity Fund	$50,001-$100,000
Alan Rappaport		$50,001-$100,000
Global Allocation Fund	$10,001-$50,000
Retirement Income Fund	$10,001-$50,000
Davey S. Scoon		Over $100,000
Income & Growth Fund	$50,001-$100,000
Global Natural Resources Fund	Over $100,000
NFJ International Value Fund	$50,001-$100,000
NFJ Small-Cap Value Fund	Over $100,000

Interested Trustee Nominees
Susan M. King		$50,001-$100,000
Emerging Markets Opportunities Fund	$10,001-$50,000
Focused Growth Fund	$10,001-$50,000
NFJ Small-Cap Value Fund	$1-$10,000
Retirement 2050 Fund	$1-$10,000
Ultra Micro Cap Fund	$10,001-$50,000
Julian Sluyters		Over $100,000
Emerging Markets Opportunities Fund	$10,001-$50,000
Focused Growth Fund	$10,001-$50,000
Global Small-Cap	$10,001-$50,000
Technology Fund	$10,001-$50,000
Convertible Fund	$10,001-$50,000
Global Water Fund	$10,001-$50,000
Micro Cap Fund	$10,001-$50,000
U.S. Small-Cap Growth Fund	$1-$10,000
Ultra Micro Cap Fund	$10,001-$50,000

(1)	The “Family of Investment Companies” does not include the PIMCO-Sponsored Funds.

The Independent Trustee Nominees and their immediate family members did not beneficially own any securities in an investment adviser or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trusts, as of August 31, 2014.

Trustees’ Compensation

The compensation of the Trustees of the Allianz Funds Board and the Multi-Funds Board is described below. If the Nominees are elected, it is expected that the Consolidated Board will determine its compensation structure, which may result in different compensation from that described below.

Allianz Funds

Trustees of Allianz Funds, other than those affiliated with AGIFM, Allianz Asset Management of America L.P. (“AAMA”) or a Sub-Adviser, currently receive an annual retainer of $150,000 ($250,000 for the Chairman). The Chair of each standing Committee receives an additional $25,000 annually for his or her chairmanship of such Committee, provided that a Trustee who serves as Chair of more than one Committee will receive a maximum of $25,000 annually for his or her combined service as a Chair of multiple Committees. In addition, the Chairman of the Trustees has the authority to cause the Funds to incur costs of up to $20,000 for any staff or other expenses the Chairman believes are required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee is compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses. The Board of Trustees may from time to time establish ad hoc committees, and Trustees who sit on such ad hoc committees may receive additional compensation for their participation.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Nominees who are incumbent Trustees of Allianz Funds who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2014 (except as noted). (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

Name of Trustee	Aggregate Compensation from Trust for Fiscal Year Ended June 30, 2014(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2013(2)(3)
Deborah A. DeCotis^	$12,500	N/A	N/A	$250,000
F. Ford Drummond	$149,000	N/A	N/A	$142,000

Name of Trustee	Aggregate Compensation from Trust for Fiscal Year Ended June 30, 2014(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year Ended December 31, 2013(2)(3)
James S. MacLeod	$168,500	N/A	N/A	$157,000
Davey S. Scoon	$267,000	N/A	N/A	$242,000

(1)	Amounts include payments deferred by Trustees for the fiscal year ended June 30, 2014, with respect to Allianz Funds. The total amount of deferred compensation accrued for the Trust as of June 30, 2014 for the Trustees (relating to deferrals during such fiscal year and any prior years) is as follows: Drummond $1,362,583 and Scoon $496,821.
(2)	Ms. DeCotis currently serves as trustee or director of 65 other closed-end and/or open-end investment companies that are considered to be in the same Fund Complex as Allianz Funds. None of Messrs. Drummond, MacLeod or Scoon currently serves as trustee or director of other funds considered to be in the same Fund Complex as Allianz Funds.
(3)	The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.
^	Effective June 5, 2014, Ms. DeCotis became a Trustee of the Trust.

MST/IMST

Each of the Independent Trustees of MST and IMST also serves as a trustee of each AGIFM Closed-End Fund and VIT. In addition, each of the Independent Trustees of MST and IMST serves as a trustee or director of the PIMCO-Sponsored Funds.

Prior to the transition of the PIMCO-Sponsored Funds to the PIMCO Funds platform effective September 5, 2014, each of the AGIFM Closed-End Funds, MST, IMST, VIT and the PIMCO-Sponsored Funds held joint meetings of their Boards of Trustees whenever possible. Also prior to September 5, 2014, each Trustee, other than any Trustee who is a director, officer, partner or employee of AGIFM or any entity controlling, controlled by or under common control with AGIFM received annual compensation of $250,000, payable quarterly. The Independent Chairman of the Trustees received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

Effective September 5, 2014, each of the AGIFM Closed-End Funds, VIT, MST and IMST is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of AGIFM or any entity controlling, controlled by or under common control with AGIFM receives annual compensation, payable quarterly, in an amount equal to a portion of the total compensation received prior to September 5, 2014 and described above. Such portion is determined based on the average net assets of the AGIFM Closed-End Funds, VIT, MST and IMST and the historical allocation of Trustee compensation expenses among the Trusts overseen, and is estimated to be $126,320, payable quarterly, for each such Trustee. The Independent Chairman of the Trustees receives an additional amount per year, payable quarterly, equal to a portion of the additional amount received prior to September 5, 2014, determined in the same manner described for compensation payable to the Independent Trustees. Such amount received by the Independent Chairman of the Trustees is estimated to be $37,896 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional amount annually, payable quarterly, equal to a portion of the additional amount received prior to September 5, 2014, determined in the same manner described for compensation payable to the Independent Trustees. Such amount received by the Audit Oversight Committee Chairman is estimated to be $25,264 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the AGIFM Closed-End Funds, VIT, MST and IMST, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the series of MST) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex.

MST

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Nominees who are incumbent Trustees of MST who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Trustee	Aggregate Compensation from Trust for Fiscal Year ended November 30, 2013	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year- Ended December 31, 2013(1)(2)
Bradford K. Gallagher	$79,499	N/A	N/A	$250,000
James A. Jacobson	$95,399	N/A	N/A	$300,000
Hans W. Kertess	$103,349	N/A	N/A	$325,000
William B. Ogden IV	$79,499	N/A	N/A	$250,000
Alan Rappaport	$79,499	N/A	N/A	$250,000
Deborah A. DeCotis	$79,499	N/A	N/A	$250,000

(1)	Each Trustee serves as trustee or director of several other closed-end and/or open-end investment companies considered to be in the same Fund Complex as

MST. Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport currently serve as trustee or director of 32 such investment companies and Ms. DeCotis currently serves as trustee or director of 50 such investment companies.
(2)	The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.

IMST

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Nominees who are incumbent Trustees of IMST who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Trustee	Aggregate Compensation from Trust for Fiscal Year Ending November 30, 2014(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2013(2)(3)
Bradford K. Gallagher	$44	N/A	N/A	$250,000
James A. Jacobson	$52	N/A	N/A	$300,000
Hans W. Kertess	$56	N/A	N/A	$325,000
William B. Ogden IV	$44	N/A	N/A	$250,000
Alan Rappaport	$44	N/A	N/A	$250,000
Deborah A. DeCotis	$44	N/A	N/A	$250,000

(1)	Because IMST was established on June 3, 2014, the Trustees’ aggregate compensation from the Trust is estimated for the Trust’s initial fiscal year, ending November 30, 2014.
(2)	Each Trustee serves as trustee or director of several other closed-end and/or open-end investment companies considered to be in the same Fund Complex as IMST. Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport currently serve as trustee or director of 63 such investment companies and Ms. DeCotis currently serves as trustee or director of 81 such investment companies.
(3)	The PIMCO-Sponsored Funds are not part of the “Allianz Funds Complex” as used elsewhere in this Proxy Statement, but are part of the “Fund Complex” for purposes of this table.

Shareholder Communications with the Boards of Trustees

Each Board of Trustees has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to each Board to the attention of the Board, c/o Chief Legal Officer, 1633 Broadway, New York, New York 10019. Shareholder communications should identify (i) the shareholder, (ii) the Fund or Funds that they are writing about, (iii) the firm through which the shareholder purchased the Fund or Funds and (iv) the share class they own (if known).

These procedures do not apply to any communication from an officer or Trustee or any communication from any employee or agent of a Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but do apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

Each Board of Trustees has designated the applicable Trust’s President, or his designee (which may or may not be an officer of the Trust), as the designated representative to attend the Meeting.

Trustee Indemnification

Each Declaration of Trust provides that the particular Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except with respect to any matter as to which it has been determined that (i) they have not acted in good faith in the reasonable belief that their actions were in or were not opposed to the best interests of the Trust, or (ii) such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Each Declaration of Trust also provides for the advancement of defense expenses in certain circumstances and for indemnification in the event of settlement, provided that a quorum of the Independent Trustees finds, or independent legal counsel opines, that the person seeking indemnification acted in accordance with the standard above. The Bylaws of each Trust provide that such finding or opinion may be based upon a rebuttable presumption that the person seeking indemnification neither has engaged in willful misfeasance, nor has acted in bad faith, with gross negligence or in reckless disregard of his or her duties. The Trustees and officers of each Trust are covered by liability insurance.

Information about the Trusts, including certain information about AGIFM, the principal underwriter and administrator, independent registered public accounting firm, executive officers and the interests of certain persons appears below under “Section II — Trust Information.”

Required Vote

The proposal requires a vote by the shareholders of each Trust. Shareholders of each Trust, including each Fund and class of shares thereof, will vote collectively as a single class, but separately from each other Trust, on the election of each Nominee to the particular Trust’s Board. The election of each Nominee must be approved by a vote of a plurality of the relevant Trust’s shares voted at the Meeting in person or by proxy. The outcome of the proposal for one Trust will not impact the outcome of the proposal for any other Trust.

THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST AND ITS FUNDS VOTE FOR EACH NOMINEE.

II. TRUST INFORMATION

This section provides certain information about each Trust, including information about its investment adviser and administrator or investment manager, principal underwriter, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Allianz Funds is an open-end management investment company (“mutual fund”) organized in 1990 as a business trust under the laws of The Commonwealth of Massachusetts. Allianz Funds currently consists of eighteen separate investment series. The address of Allianz Funds is 1633 Broadway, New York, New York 10019.

MST is an open-end management investment company organized in 2008 as a business trust under the laws of The Commonwealth of Massachusetts. MST currently consists of thirty-three separate investment series. The address of MST is 1633 Broadway, New York, New York 10019.

IMST is an open-end management investment company organized in 2014 as a business trust under the laws of The Commonwealth of Massachusetts. IMST currently consists of two separate investment series. The address of IMST is 1633 Broadway, New York, New York 10019.

Investment Manager/Investment Adviser/Administrator

AGIFM, with principal offices at 1633 Broadway, New York, New York 10019, serves as the investment adviser and administrator for the series of Allianz Funds and as investment manager (responsible for advisory and administrative functions) for the series of MST and IMST. AGIFM is a wholly-owned indirect subsidiary of AAMA. AAMA, acting through an investment management division, was the former investment adviser to Allianz Funds. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German Company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. AAMA’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of shares of Allianz Funds and MST and as the distributor of shares of IMST pursuant to a distribution contract with each Trust. The Distributor is an indirect subsidiary of AAMA. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), serves as the independent registered public accounting firm for each Trust and its Funds. The Independent Registered Public Accounting Firm provides audit services, tax return review and assistance and consultation in connection with review of SEC filings. The Independent Registered Public Accounting Firm is located at 1100 Walnut, Kansas City, Missouri 64106 for Allianz Funds and 300 Madison Avenue, New York, New York 10017 for MST and IMST.

Representatives of the Independent Registered Public Accounting Firm will be available at the Meeting by telephone to answer any appropriate questions and will have the opportunity to make a statement if they desire to do so.

The following tables set forth, for each Trust’s two most recent fiscal years, as applicable, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the applicable Trust and (b) those non-audit services provided to AGIFM and the Sub-Advisers (other than unaffiliated Sub-Advisers) and any entity controlling, controlled by or under common control with AGIFM or the affiliated Sub-Advisers that provides ongoing services to the Trust (collectively, “Service Entities”) that relate directly to the Funds’ operations and financial reporting:

Allianz Funds

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2014	$657,800	$13,000	$238,500	$0
June 30, 2013	$642,000	$0	$251,372	$0

MST

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2013	$696,750	$0	$390,740	$0
November 30, 2012	$587,485	$0	$280,400	$0

IMST

IMST’s initial fiscal year ends November 30, 2014; therefore, information for IMST’s two most recent fiscal years is not applicable.

“Audit Fees” represent fees billed for each of the last two fiscal years or professional services rendered for the audit of each Trust’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years. “Audit-Related Fees” represent fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of each Trust’s annual financial statements for those years. “Tax Fees” represent fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns. “All Other Fees” represent fees, if any, billed for other products and services rendered by the principal accountant to each Trust for the last two fiscal years. With respect to each series of Allianz Funds and the Retirement Funds of MST2, AGIFM, in its role as administrator, bears the cost of these audit services at its own expense under its administration agreement with the Funds.

To the extent required by applicable regulations, the Audit Oversight and Compliance Committee of the Allianz Funds Board and the Audit Oversight Committee of the Multi-Funds Board must approve in advance all audit and non-audit services rendered to the applicable Trust(s) by the Independent Registered Public Accounting Firm and all non-audit services to the Service Entities, if the engagement relates directly to the operations and financial reporting of a Trust. Such services may also be approved by a designated member of the Audit Oversight and Compliance Committee of the Allianz Funds Board or the Audit Oversight Committee of the Multi-Funds Board, as applicable, if the fees for such services are below a designated amount. Such amount varies depending on the type of service. Currently, such amounts are $0 for audit services and $250,000 for audit-related services, tax services and non-audit services provided to Service Entities or other permitted services. During the last two fiscal years, no services described above under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the “de minimis” exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

[2]	The “Retirement Funds” as used herein refers to AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI

Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund.

For each Trust’s two most recent fiscal years, as applicable, the aggregate non-audit fees billed by the Independent Registered Public Accounting Firm for services rendered to the Trust and the Service Entities were as follows:

Allianz Funds

Entity	Aggregate Non-Audit Fees Billed to Entity
	June 30, 2014	June 30, 2013
Allianz Funds	$238,500	$251,372
Service Entities	$4,678,194	$4,771,197

MST

Entity	Aggregate Non-Audit Fees Billed to Entity
	November 30, 2013	November 30, 2012
MST	$390,740	$280,400
Service Entities	$3,906,774	$3,852,854

IMST

IMST’s initial fiscal year ends November 30, 2014; therefore, information for IMST’s two most recent fiscal years is not applicable.

Each of the Audit Oversight and Compliance Committee of the Allianz Funds Board and the Audit Oversight Committee of the Multi-Funds Board have considered whether the provision of non-audit services that were rendered to the applicable Trusts’ Service Entities that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

The following table sets forth amounts the Independent Registered Public Accounting Firm billed to each Trust’s Service Entities for services required to be pre-approved by the Audit Oversight and Compliance Committee of the Allianz Funds Board or the Audit Oversight Committee of the Multi-Funds Board.

Allianz Funds

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2014	$0	$8,889	$0
June 30, 2013	$0	$24,578	$0

MST

Fiscal Year Ended	Audit-Related Fees	Tax Fees	All Other Fees
November 30, 2013	$0	$10,442	$0
November 30, 2012	$0	$3,000	$0

IMST

IMST’s initial fiscal year ends November 30, 2014; therefore, information for IMST’s two most recent fiscal years is not applicable.

Executive Officers

The following table provides information about the current executive officers of the Trusts, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Unless otherwise indicated, each is currently an executive officer of Allianz Funds, MST and IMST. Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.

Name Address and Year of Birth	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Julian Sluyters 1960	Trustee, President and Chief Executive Officer of AF President and Chief Executive Officer of MST and IMST	AF/MST: 3/2014 to present IMST: 6/2014 to present	See above.

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	AF/MST: 1/2011 to present IMST: 6/2014 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 58 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Name Address and Year of Birth	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	AF: 12/2006 to present MST: 3/2008 to present IMST: 6/2014 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 58 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	AF: 4/2013 to present MST: 6/2013 to present IMST: 6/2014 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 58 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1961	Assistant Treasurer	AF/MST: 5/2008 to present IMST: 6/2014 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 58 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	AF/MST: 1/2011 to present IMST: 6/2014 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 58 funds in the Fund Complex.

Scott Whisten 1971	Assistant Treasurer	AF: 3/2007 to present MST: 3/2008 to present IMST: 6/2014 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 58 funds in the Fund Complex.

Richard H. Kirk 1961	Assistant Secretary	AF: 12/2004 to present MST: 3/2008 to present IMST: 6/2014 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Director and Senior Counsel of Allianz Global Investors Distributors LLC. Assistant Secretary of 53 funds in the Fund Complex.

Name Address and Year of Birth	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lagan Srivastava 1977	Assistant Secretary	AF: 12/2006 to present MST: 3/2008 to present IMST: 6/2014 to present	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 58 funds in the Fund Complex and of The Korea Fund, Inc.

Paul Koo(1) 555 Mission Street, Suite 1700 San Francisco, CA 94105 1964	Assistant Secretary	AF: 4/2013 to present MST: 6/2013 to present IMST: 6/2014 to present	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 53 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell(2) 1981	Assistant Secretary of MST	MST: 12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 33 funds in the Fund Complex.

Thomas W. Oliver(2) 1971	Assistant Secretary of MST	MST: 12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 33 funds in the Fund Complex.

Each of the Trusts’ executive officers is an “interested person” of the Trusts (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

(1)	With respect to MST and IMST, Paul Koo is Assistant Secretary with a limited authority to open, maintain and close certain custodial and trading accounts for all series of MST and IMST.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of MST with a limited authority to open, maintain and close certain custodial and trading accounts for AllianzGI NFJ Emerging Markets Value Fund.

Please see the following table for information about relationships between the Trusts’ officers and certain of the Trusts’ affiliates.

Certain Affiliations

The following table lists the positions held by each Trust’s officers and any Trustee or Nominee who is an “interested person” of such Trust with affiliated persons or the principal underwriter of such Trust:

Name	Positions held with affiliated persons or the principal underwriter of the Trust
Julian Sluyters	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012).

Lawrence G. Altadonna	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC.

Thomas J. Fuccillo	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC.

Thomas L. Harter	Director of Allianz Global Investors U.S. Holdings LLC.

Richard H. Kirk	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Director and Senior Counsel of Allianz Global Investors Distributors LLC.

Lagan Srivastava	Vice President of Allianz Global Investors U.S. Holdings LLC.

Orhan Dzemaili	Director of Allianz Global Investors Fund Management LLC.

Richard J. Cochran	Vice President of Allianz Global Investors Fund Management LLC.

Scott Whisten	Director of Allianz Global Investors Fund Management LLC.

Paul Koo	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC.

Morley D. Campbell	Portfolio Manager and Managing Director of NFJ Investment Group LLC.

Thomas W. Oliver	Portfolio Manager and Managing Director of NFJ Investment Group LLC.

Outstanding Shares and Significant Shareholders

Information about the number of outstanding shares and significant shareholders of the Funds is set forth in Appendix B.

V. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on October 17, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. With respect to the election of Trustees, the holders of 30% of the shares of each Trust outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of that Trust at the Meeting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the applicable Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trusts as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. So long as a quorum is present, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal to elect Trustees.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal for a Trust, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for such Trust to permit further solicitation of proxies. For each Trust, any such adjournment will require the affirmative vote of a plurality of the shares of such Trust present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of each Trust and officers and employees of AGIFM, its affiliates and other representatives of the Trusts. The Trusts have retained Boston Financial Data Services, Inc. (“BFDS”) to serve as tabulator of proxies and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) for the Trusts and the corresponding costs for VIT will be borne (i) 50% by AGIFM and (ii) 50% by the Trusts and VIT (to be allocated among individual Funds based on average net assets).

Methods of Voting

Electronic Voting: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to BFDS by the Trusts, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trusts, AGIFM or its affiliates if the Trusts have not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of Proxy Materials which includes a proxy card and then complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Under the Declarations of Trust, the Trusts are not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. Except as described below, it is not anticipated that a Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust. In this regard, each Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” Allianz Funds is required to hold a shareholder meeting once every five calendar years, which began with the election in 2005, for the purpose of electing Trustees. Shareholder proposals to be presented at any future meeting of shareholders of a Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. As discussed above under “Election of a Board of Trustees — Shareholder Communications with the Boards of Trustees,” any such proposals should be submitted to the attention of the Board, c/o Chief Legal Officer, 1633 Broadway, New York, New York 10019.

Other Matters

Although the Meeting has been called to transact any other business that may properly come before it, the only business that management intends to present or that it knows that others will present is Proposal 1. in the Notice of Special Meeting. If any other matters properly come before the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call 1-844-292-8017. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact AGIFM in writing at Allianz Global Investors Fund Management LLC, C/O BFDS, P.O. Box 8050, Boston, Massachusetts 02940, or by telephone at 1-800-498-5413 (for Institutional Class, Class R6, Class P, Administrative Class, Class D Shares and Shares of the Funds of IMST) or 1-800-988-8380 (for Class A, Class B, Class C and Class R Shares), or contact your financial service firm.

Appendix A

Nominating Committee Charter

Allianz Funds, Allianz Funds Multi-Strategy Trust,

AllianzGI Managed Accounts Trust, Premier Multi-Series VIT, AllianzGI Institutional Multi-Series Trust and

Allianz Global Investors Fund Management Sponsored Closed-End Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee is the screening and nomination of candidates for election to the Board as independent Directors/Trustees.

Organization and Governance

Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of a Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

A Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Fund’s Bylaws.

Qualifications for Director/Trustee Nominees

A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

Identification of Nominees

In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub-advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

A Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds) and Appendix B (for the Allianz Global Investors Fund Management Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

Recommendation of Candidates to the Board

A Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as independent directors/trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for all Funds other than the Allianz Global Investors Fund Management Sponsored Closed-End Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.        The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.        All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.        At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.        A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.        The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of

Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.        The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.        The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.        The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Appendix B

Outstanding Shares and Significant Shareholders

Outstanding Shares

As of October 17, 2014 as shown on the books of the Trusts, there were issued and outstanding the following number of shares of beneficial interest of each class of each Fund of each Trust:

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI Behavioral Advantage Large Cap Fund A	377,915.997	AllianzGI NFJ International Value Fund A	29,553,212.954
AllianzGI Behavioral Advantage Large Cap Fund C	16,853.205	AllianzGI NFJ International Value Fund Admin	869,276.198
AllianzGI Behavioral Advantage Large Cap Fund D	17,660.658	AllianzGI NFJ International Value Fund C	8,268,826.790
AllianzGI Behavioral Advantage Large Cap Fund Inst	3,270,766.981	AllianzGI NFJ International Value Fund D	4,281,979.257
AllianzGI Behavioral Advantage Large Cap Fund P	4,539.697	AllianzGI NFJ International Value Fund Inst	56,064,844.396
AllianzGI Best Styles Global Equity Fund A	605.694	AllianzGI NFJ International Value Fund P	28,080,773.298
AllianzGI Best Styles Global Equity Fund Inst	605.694	AllianzGI NFJ International Value Fund R	1,063,523.843
AllianzGI Best Styles Global Equity Fund R6	1,987,939.264	AllianzGI NFJ International Value Fund R6	726,850.920
AllianzGI China Equity Fund A	20,715.910	AllianzGI NFJ International Value II Fund A	9,518.606
AllianzGI China Equity Fund C	1,538.634	AllianzGI NFJ International Value II Fund C	4,460.821
AllianzGI China Equity Fund D	15,351.408	AllianzGI NFJ International Value II Fund D	762.143
AllianzGI China Equity Fund Inst	244,434.436	AllianzGI NFJ International Value II Fund Inst	2,159,985.745
AllianzGI China Equity Fund P	89,397.186	AllianzGI NFJ International Value II Fund P	6,564.842
AllianzGI Convertible Fund A	12,793,956.157	AllianzGI NFJ Large-Cap Value Fund A	7,398,624.170
AllianzGI Convertible Fund Admin	105,478.198	AllianzGI NFJ Large-Cap Value Fund Admin	85,339.522
AllianzGI Convertible Fund C	3,663,927.571	AllianzGI NFJ Large-Cap Value Fund B	79,303.021
AllianzGI Convertible Fund D	2,264,246.090	AllianzGI NFJ Large-Cap Value Fund C	4,713,435.097
AllianzGI Convertible Fund Inst	47,962,485.685	AllianzGI NFJ Large-Cap Value Fund D	1,820,708.130
AllianzGI Convertible Fund P	6,365,206.411	AllianzGI NFJ Large-Cap Value Fund Inst	20,185,450.279
AllianzGI Convertible Fund R	41,028.556	AllianzGI NFJ Large-Cap Value Fund P	840,568.783
AllianzGI Emerging Markets Debt Fund A	666.667	AllianzGI NFJ Large-Cap Value Fund R	542,269.764

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI Emerging Markets Debt Fund C	666.667	AllianzGI NFJ Mid-Cap Value Fund A	16,992,384.961
AllianzGI Emerging Markets Debt Fund Inst	2,000,201.342	AllianzGI NFJ Mid-Cap Value Fund Admin	192,189.350
AllianzGI Emerging Markets Debt Fund P	666.667	AllianzGI NFJ Mid-Cap Value Fund B	124,364.007
AllianzGI Emerging Markets Opportunities Fund A	1,012,919.317	AllianzGI NFJ Mid-Cap Value Fund C	9,636,224.143
AllianzGI Emerging Markets Opportunities Fund C	662,352.423	AllianzGI NFJ Mid-Cap Value Fund D	646,254.288
AllianzGI Emerging Markets Opportunities Fund D	751,936.971	AllianzGI NFJ Mid-Cap Value Fund Inst	3,201,168.069
AllianzGI Emerging Markets Opportunities Fund Inst	2,119,196.640	AllianzGI NFJ Mid-Cap Value Fund P	661,971.116
AllianzGI Emerging Markets Opportunities Fund P	95,653.552	AllianzGI NFJ Mid-Cap Value Fund R	618,231.412
AllianzGI Focused Growth Fund A	6,538,687.350	AllianzGI NFJ Small-Cap Value Fund A	59,382,991.085
AllianzGI Focused Growth Fund Admin	157,932.710	AllianzGI NFJ Small-Cap Value Fund Admin	31,370,092.213
AllianzGI Focused Growth Fund B	58,489.273	AllianzGI NFJ Small-Cap Value Fund B	243,644.828
AllianzGI Focused Growth Fund C	6,806,006.504	AllianzGI NFJ Small-Cap Value Fund C	9,796,989.697
AllianzGI Focused Growth Fund D	381,687.743	AllianzGI NFJ Small-Cap Value Fund D	3,191,988.442
AllianzGI Focused Growth Fund Inst	2,677,698.976	AllianzGI NFJ Small-Cap Value Fund Inst	94,972,241.809
AllianzGI Focused Growth Fund P	459,745.416	AllianzGI NFJ Small-Cap Value Fund P	3,548,778.714
AllianzGI Focused Growth Fund R	469,778.313	AllianzGI NFJ Small-Cap Value Fund R	3,365,671.947
AllianzGI Global Allocation Fund A	5,485,501.138	AllianzGI NFJ Small-Cap Value Fund R6	1,197,047.855
AllianzGI Global Allocation Fund Admin	2,647.428	AllianzGI Opportunity Fund A	1,373,485.079
AllianzGI Global Allocation Fund B	151,277.534	AllianzGI Opportunity Fund Admin	5,746.140
AllianzGI Global Allocation Fund C	5,101,626.658	AllianzGI Opportunity Fund B	11,763.692
AllianzGI Global Allocation Fund D	184,660.753	AllianzGI Opportunity Fund C	2,337,382.419
AllianzGI Global Allocation Fund Inst	6,227,583.243	AllianzGI Opportunity Fund D	26,644.710
AllianzGI Global Allocation Fund P	166,408.536	AllianzGI Opportunity Fund Inst	320,290.093
AllianzGI Global Allocation Fund R	1,438.017	AllianzGI Opportunity Fund P	47,970.716
AllianzGI Global Fundamental Strategy Fund A	1,017.825	AllianzGI Opportunity Fund R	3,254.048
AllianzGI Global Fundamental Strategy Fund C	672.043	AllianzGI Retirement 2015 Fund A	573,333.539

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI Global Fundamental Strategy Fund D	3,995.923	AllianzGI Retirement 2015 Fund Admin	170,741.225
AllianzGI Global Fundamental Strategy Fund Inst	1,382,378.916	AllianzGI Retirement 2015 Fund C	57,258.019
AllianzGI Global Fundamental Strategy Fund P	675.041	AllianzGI Retirement 2015 Fund D	5,401.747
AllianzGI Global Growth Allocation Fund A	51,651.271	AllianzGI Retirement 2015 Fund P	184,596.616
AllianzGI Global Growth Allocation Fund Admin	923.297	AllianzGI Retirement 2015 Fund R	10,158.587
AllianzGI Global Growth Allocation Fund C	64,150.493	AllianzGI Retirement 2015 Fund R6	664,513.228
AllianzGI Global Growth Allocation Fund D	7,201.098	AllianzGI Retirement 2020 Fund A	1,771,879.760
AllianzGI Global Growth Allocation Fund Inst	155,817.844	AllianzGI Retirement 2020 Fund Admin	361,767.808
AllianzGI Global Growth Allocation Fund P	1,954.812	AllianzGI Retirement 2020 Fund C	23,994.397
AllianzGI Global Growth Allocation Fund R	6,540.183	AllianzGI Retirement 2020 Fund D	13,915.557
AllianzGI Global Managed Volatility Fund A	7,257.027	AllianzGI Retirement 2020 Fund P	630,160.530
AllianzGI Global Managed Volatility Fund C	14,325.318	AllianzGI Retirement 2020 Fund R	51,234.802
AllianzGI Global Managed Volatility Fund D	8,714.796	AllianzGI Retirement 2020 Fund R6	281,528.033
AllianzGI Global Managed Volatility Fund Inst	735,662.737	AllianzGI Retirement 2025 Fund A	1,785,800.684
AllianzGI Global Managed Volatility Fund P	741.970	AllianzGI Retirement 2025 Fund Admin	647,262.870
AllianzGI Global Natural Resources A	520,706.191	AllianzGI Retirement 2025 Fund P	802,509.824
AllianzGI Global Natural Resources C	227,779.985	AllianzGI Retirement 2025 Fund R	57,690.100
AllianzGI Global Natural Resources D	172,602.483	AllianzGI Retirement 2025 Fund R6	453,877.406
AllianzGI Global Natural Resources Inst	1,549,867.254	AllianzGI Retirement 2030 Fund A	1,218,370.839
AllianzGI Global Natural Resources P	82,889.482	AllianzGI Retirement 2030 Fund Admin	403,592.223
AllianzGI Global Small-Cap Fund A	1,223,762.396	AllianzGI Retirement 2030 Fund C	32,827.335
AllianzGI Global Small-Cap Fund B	14,410.211	AllianzGI Retirement 2030 Fund D	30,133.662
AllianzGI Global Small-Cap Fund C	596,423.187	AllianzGI Retirement 2030 Fund P	836,048.438
AllianzGI Global Small-Cap Fund D	777,688.228	AllianzGI Retirement 2030 Fund R	68,369.509
AllianzGI Global Small-Cap Fund Inst	1,766,970.093	AllianzGI Retirement 2030 Fund R6	409,958.356
AllianzGI Global Small-Cap Fund P	415,854.366	AllianzGI Retirement 2035 Fund A	913,134.366
AllianzGI Global Small-Cap Opportunites Portfolio Inst	333,333.333	AllianzGI Retirement 2035 Fund Admin	601,161.716

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI Global Water Fund A	10,925,070.319	AllianzGI Retirement 2035 Fund P	764,147.187
AllianzGI Global Water Fund C	6,214,306.577	AllianzGI Retirement 2035 Fund R	58,052.129
AllianzGI Global Water Fund D	1,789,529.334	AllianzGI Retirement 2035 Fund R6	406,408.944
AllianzGI Global Water Fund Inst	1,831,455.534	AllianzGI Retirement 2040 Fund A	764,658.240
AllianzGI Global Water Fund P	6,544,980.744	AllianzGI Retirement 2040 Fund Admin	236,279.283
AllianzGI High Yield Bond Fund A	7,791,914.023	AllianzGI Retirement 2040 Fund C	13,285.624
AllianzGI High Yield Bond Fund Admin	3,690,026.638	AllianzGI Retirement 2040 Fund D	9,417.816
AllianzGI High Yield Bond Fund C	2,360,406.255	AllianzGI Retirement 2040 Fund P	548,485.763
AllianzGI High Yield Bond Fund D	3,919,766.205	AllianzGI Retirement 2040 Fund R	61,489.376
AllianzGI High Yield Bond Fund Inst	16,933,518.511	AllianzGI Retirement 2040 Fund R6	359,842.668
AllianzGI High Yield Bond Fund P	4,994,048.479	AllianzGI Retirement 2045 Fund A	500,109.271
AllianzGI High Yield Bond Fund R	295,685.326	AllianzGI Retirement 2045 Fund Admin	91,221.773
AllianzGI Income & Growth Fund A	64,626,110.927	AllianzGI Retirement 2045 Fund P	449,535.773
AllianzGI Income & Growth Fund C	86,411,125.329	AllianzGI Retirement 2045 Fund R	22,557.973
AllianzGI Income & Growth Fund D	4,367,241.585	AllianzGI Retirement 2045 Fund R6	299,697.541
AllianzGI Income & Growth Fund Inst	13,933,400.130	AllianzGI Retirement 2050 Fund A	202,643.591
AllianzGI Income & Growth Fund P	46,601,078.142	AllianzGI Retirement 2050 Fund Admin	53,447.776
AllianzGI Income & Growth Fund R	296,357.064	AllianzGI Retirement 2050 Fund C	6,318.644
AllianzGI International Managed Volatility Fund A	1,244,342.471	AllianzGI Retirement 2050 Fund D	13,042.038
AllianzGI International Managed Volatility Fund C	629,965.037	AllianzGI Retirement 2050 Fund P	253,874.792
AllianzGI International Managed Volatility Fund D	67,557.208	AllianzGI Retirement 2050 Fund R	26,823.176
AllianzGI International Managed Volatility Fund Inst	4,161,447.923	AllianzGI Retirement 2050 Fund R6	414,991.512
AllianzGI International Managed Volatility Fund P	36,167.421	AllianzGI Retirement 2055 Fund A	44,529.961
AllianzGI International Managed Volatility Fund R	6,349.470	AllianzGI Retirement 2055 Fund Admin	18,050.353
AllianzGI International Small-Cap Fund A	146,119.178	AllianzGI Retirement 2055 Fund P	68,940.150
AllianzGI International Small-Cap Fund C	32,216.404	AllianzGI Retirement 2055 Fund R	7,299.843
AllianzGI International Small-Cap Fund D	41,096.232	AllianzGI Retirement 2055 Fund R6	260,087.247

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI International Small-Cap Fund Inst	1,499,745.760	AllianzGI Retirement Income Fund A	286,792.216
AllianzGI International Small-Cap Fund P	789,336.063	AllianzGI Retirement Income Fund Admin	101,313.086
AllianzGI International Small-Cap Fund R	2,069.633	AllianzGI Retirement Income Fund C	219,371.208
AllianzGI Micro Cap Fund A	304,997.722	AllianzGI Retirement Income Fund D	52,112.529
AllianzGI Micro Cap Fund Inst	2,231,884.773	AllianzGI Retirement Income Fund P	366,950.905
AllianzGI Micro Cap Fund P	102,779.703	AllianzGI Retirement Income Fund R	10,676.673
AllianzGI Mid-Cap Fund A	25,813,865.745	AllianzGI Retirement Income Fund R6	517,312.132
AllianzGI Mid-Cap Fund Admin	119,609.218	AllianzGI Short Duration High Income Fund A	10,286,616.064
AllianzGI Mid-Cap Fund B	180,592.275	AllianzGI Short Duration High Income Fund C	5,710,182.937
AllianzGI Mid-Cap Fund C	52,851,768.194	AllianzGI Short Duration High Income Fund D	2,321,924.084
AllianzGI Mid-Cap Fund D	444,935.125	AllianzGI Short Duration High Income Fund Inst	14,723,763.312
AllianzGI Mid-Cap Fund Inst	7,886,545.724	AllianzGI Short Duration High Income Fund P	14,808,270.014
AllianzGI Mid-Cap Fund P	503,284.331	AllianzGI Small-Cap Blend Fund A	5,618.607
AllianzGI Mid-Cap Fund R	667,613.720	AllianzGI Small-Cap Blend Fund C	3,038.835
AllianzGI Multi-Asset Real Return Fund A	9,608.526	AllianzGI Small-Cap Blend Fund D	1,376.169
AllianzGI Multi-Asset Real Return Fund C	7,707.179	AllianzGI Small-Cap Blend Fund Inst	350,280.885
AllianzGI Multi-Asset Real Return Fund D	1,534.401	AllianzGI Small-Cap Blend Fund P	673.385
AllianzGI Multi-Asset Real Return Fund Inst	404,009.936	AllianzGI Structured Return Fund A	162,706.424
AllianzGI Multi-Asset Real Return Fund P	680.152	AllianzGI Structured Return Fund C	8,952.253
AllianzGI NFJ All-Cap Value Fund A	617,271.395	AllianzGI Structured Return Fund D	167,267.804
AllianzGI NFJ All-Cap Value Fund B	11,545.453	AllianzGI Structured Return Fund Inst	962,393.362
AllianzGI NFJ All-Cap Value Fund C	501,598.775	AllianzGI Structured Return Fund P	2,354.904
AllianzGI NFJ All-Cap Value Fund D	100,442.539	AllianzGI Technology Fund A	5,099,080.037
AllianzGI NFJ All-Cap Value Fund Inst	60,086.970	AllianzGI Technology Fund Admin	991,435.217
AllianzGI NFJ All-Cap Value Fund P	344,500.987	AllianzGI Technology Fund B	29,383.959
AllianzGI NFJ Dividend Value Fund A	100,160,544.129	AllianzGI Technology Fund C	2,205,552.834

Fund Name and Class	Shares Outstanding	Fund Name and Class	Shares Outstanding
AllianzGI NFJ Dividend Value Fund Admin	44,408,011.772	AllianzGI Technology Fund D	2,546,939.439
AllianzGI NFJ Dividend Value Fund B	358,561.891	AllianzGI Technology Fund Inst	8,204,590.100
AllianzGI NFJ Dividend Value Fund C	28,325,425.371	AllianzGI Technology Fund P	704,297.110
AllianzGI NFJ Dividend Value Fund D	13,694,484.401	AllianzGI U.S. Equity Hedged Fund A	85,687.788
AllianzGI NFJ Dividend Value Fund Inst	234,414,370.031	AllianzGI U.S. Equity Hedged Fund C	10,500.267
AllianzGI NFJ Dividend Value Fund P	95,488,096.485	AllianzGI U.S. Equity Hedged Fund D	17,089.579
AllianzGI NFJ Dividend Value Fund R	14,939,376.736	AllianzGI U.S. Equity Hedged Fund Inst	714,991.776
AllianzGI NFJ Dividend Value Fund R6	825,406.411	AllianzGI U.S. Equity Hedged Fund P	706.876
AllianzGI NFJ Emerging Markets Value Fund A	7,249.910	AllianzGI U.S. Managed Volatility Fund A	971,130.966
AllianzGI NFJ Emerging Markets Value Fund C	4,490.111	AllianzGI U.S. Managed Volatility Fund B	12,877.223
AllianzGI NFJ Emerging Markets Value Fund D	92,696.151	AllianzGI U.S. Managed Volatility Fund C	132,459.413
AllianzGI NFJ Emerging Markets Value Fund Inst	513,370.725	AllianzGI U.S. Managed Volatility Fund D	41,307.758
AllianzGI NFJ Emerging Markets Value Fund P	691.417	AllianzGI U.S. Managed Volatility Fund Inst	4,594,857.585
AllianzGI NFJ Global Dividend Value Fund A	548,885.415	AllianzGI U.S. Managed Volatility Fund P	27,356.880
AllianzGI NFJ Global Dividend Value Fund C	282,289.871	AllianzGI U.S. Small-Cap Growth Fund A	185,151.928
AllianzGI NFJ Global Dividend Value Fund D	128,571.169	AllianzGI U.S. Small-Cap Growth Fund C	40,590.546
AllianzGI NFJ Global Dividend Value Fund Inst	2,477,458.090	AllianzGI U.S. Small-Cap Growth Fund D	6,581.799
AllianzGI NFJ Global Dividend Value Fund P	88,386.498	AllianzGI U.S. Small-Cap Growth Fund Inst	1,674,483.915
AllianzGI NFJ International Small-Cap Value Fund A	126,667.207	AllianzGI U.S. Small-Cap Growth Fund P	13,815.953
AllianzGI NFJ International Small-Cap Value Fund C	64,047.735	AllianzGI U.S. Small-Cap Growth Fund R	1,198.635
AllianzGI NFJ International Small-Cap Value Fund D	63,677.156	AllianzGI U.S. Unconstrained Equity Portfolio Inst	200,000.000
AllianzGI NFJ International Small-Cap Value Fund Inst	754,929.845	AllianzGI Ultra Micro Cap Fund A	2,278,745.020
AllianzGI NFJ International Small-Cap Value Fund P	1,044.686	AllianzGI Ultra Micro Cap Fund Inst	2,049,639.870
		AllianzGI Ultra Micro Cap Fund P	459,343.591
		AllianzGI Wellness Fund A	856,973.240
		AllianzGI Wellness Fund B	15,654.090
		AllianzGI Wellness Fund C	372,056.807
		AllianzGI Wellness Fund D	3,614,274.286

Significant Shareholders

CERTAIN OWNERSHIP OF TRUST SHARES

As of August 31, 2014, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

Allianz Funds

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI EMERGING MARKETS OPP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	191841.328	18.23%
ALLIANZGI EMERGING MARKETS OPP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	144514.237	13.73%
ALLIANZGI EMERGING MARKETS OPP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	122522.356	11.64%
ALLIANZGI EMERGING MARKETS OPP A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	88420.777	8.40%
ALLIANZGI EMERGING MARKETS OPP A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	59302.257	5.64%
ALLIANZGI EMERGING MARKETS OPP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	195625.292	28.86%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI EMERGING MARKETS OPP C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	65615.354	9.68%
ALLIANZGI EMERGING MARKETS OPP C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	61247.231	9.04%
ALLIANZGI EMERGING MARKETS OPP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	49868.158	7.36%
ALLIANZGI EMERGING MARKETS OPP C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	46350.508	6.84%
ALLIANZGI EMERGING MARKETS OPP C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	45472.855	6.71%
ALLIANZGI EMERGING MARKETS OPP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	374249.71	48.59%
ALLIANZGI EMERGING MARKETS OPP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	299319.103	38.86%
ALLIANZGI EMERGING MARKETS OPP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	763539.5905	35.94%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI EMERGING MARKETS OPP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	160038.17	7.53%
ALLIANZGI EMERGING MARKETS OPP INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	157708.372	7.42%
ALLIANZGI EMERGING MARKETS OPP INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	139122.559	6.55%
ALLIANZGI EMERGING MARKETS OPP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	138250.582	6.51%
ALLIANZGI EMERGING MARKETS OPP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	123020.327	5.79%
ALLIANZGI EMERGING MARKETS OPP P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	48204.268	60.12%
ALLIANZGI EMERGING MARKETS OPP P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	14626.733	18.24%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI EMERGING MARKETS OPP P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10082.121	12.57%
ALLIANZGI EMERGING MARKETS OPP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5110.611	6.37%
ALLIANZGI FOCUSED GROWTH A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1553594.099	23.02%
ALLIANZGI FOCUSED GROWTH A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	512056.497	7.59%
ALLIANZGI FOCUSED GROWTH A	ASCENSUS TRUST COMPANY FBO CORRECTIONS CORPORATION OF AMERICA P.O. BOX 10758 FARGO ND 58106-0758	499232.852	7.40%
ALLIANZGI FOCUSED GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	469452.584	6.95%
ALLIANZGI FOCUSED GROWTH A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	361802.571	5.36%
ALLIANZGI FOCUSED GROWTH ADMIN	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 108 OBLON, SPIVAK, MCCLELLAND, MAIER 1940 DUKE STREET ALEXANDRIA VA 22314-3451 (a)	104309.039	66.13%
ALLIANZGI FOCUSED GROWTH ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27174.847	17.23%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI FOCUSED GROWTH ADMIN	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	18008.947	11.42%
ALLIANZGI FOCUSED GROWTH B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15640.4	22.82%
ALLIANZGI FOCUSED GROWTH B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10054.461	14.67%
ALLIANZGI FOCUSED GROWTH B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4594.959	6.70%
ALLIANZGI FOCUSED GROWTH B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4289.167	6.26%
ALLIANZGI FOCUSED GROWTH B	WILLIAM HAUENSTEIN & VIOLET HAUENSTEIN JT WROS 3611 WOODHILL PL FAIRFAX VA 22031-3331	3647.925	5.32%
ALLIANZGI FOCUSED GROWTH C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1552677.034	22.57%
ALLIANZGI FOCUSED GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	922282.176	13.41%
ALLIANZGI FOCUSED GROWTH C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	728233.365	10.59%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI FOCUSED GROWTH C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	428389.625	6.23%
ALLIANZGI FOCUSED GROWTH C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	380720.47	5.54%
ALLIANZGI FOCUSED GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	373504.289	60.99%
ALLIANZGI FOCUSED GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	93764.675	15.31%
ALLIANZGI FOCUSED GROWTH D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	31417.177	5.13%
ALLIANZGI FOCUSED GROWTH INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1482085.08	60.09%
ALLIANZGI FOCUSED GROWTH INST	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	319383.78	12.95%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI FOCUSED GROWTH INST	STATE STREET BANK & TRUST CO AS CUSTODIAN FOR SOUTH DAKOTA COLLAGEACCESS 529 PLAN (ALLIANZGI FOCUSED GROWTH)P54S 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	192269.721	7.80%
ALLIANZGI FOCUSED GROWTH INST	WILMINGTON TRUST RISC TTEE FBO UA LOCALS NO 375 AND 367 SUPPLEMENTAL PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	135817.041	5.51%
ALLIANZGI FOCUSED GROWTH P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	116672.272	25.71%
ALLIANZGI FOCUSED GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	106229.567	23.40%
ALLIANZGI FOCUSED GROWTH P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	102420.771	22.57%
ALLIANZGI FOCUSED GROWTH P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	95682.217	21.08%
ALLIANZGI FOCUSED GROWTH R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901 (a)	259974.195	55.01%
ALLIANZGI FOCUSED GROWTH R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	47692.442	10.09%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI FOCUSED GROWTH R	SEI PRIVATE TRUST COMPANY C/O MACATAWA BANK ETS ID 653 ATTN MUTUAL FUNDS ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	40455.767	8.56%
ALLIANZGI FOCUSED GROWTH R	ASCENSUS TR CO FBO FALLS COURT DENTISTS PA PS 401K PO BOX 10758 FARGO ND 58106-0758	26037.843	5.51%
ALLIANZGI GBL NATURAL RESOURCES INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	209620.774	13.81%
ALLIANZGI GBL NATURAL RESOURCES INST	STATE STREET BANK AND TRUST CO CUST SOUTH DAKOKA HIGHER EDUCATION TRUST (ALLIANZ RCM GLOBAL RESOURCES) 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	194423.819	12.81%
ALLIANZGI GBL NATURAL RESOURCES INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	163454.035	10.77%
ALLIANZGI GBL NATURAL RESOURCES INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	126148.994	8.31%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GBL NATURAL RESOURCES INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	104805.371	6.91%
ALLIANZGI GBL NATURAL RESOURCES INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI MULTI-ASSET REAL RETURN FUND MUTUAL FUNDS OPERATIONS 1633 BROADWAY 43RD FLOOR NEW YORK NY 10019-6708	92950.258	6.12%
ALLIANZGI GBL NATURAL RESOURCES INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	88977.094	5.86%
ALLIANZGI GBL NATURAL RESOURCES INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	82351.97	5.43%
ALLIANZGI GLOBAL NATURAL RESOURCES A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	208687.855	34.86%
ALLIANZGI GLOBAL NATURAL RESOURCES A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	57415.437	9.59%
ALLIANZGI GLOBAL NATURAL RESOURCES A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	49278.427	8.23%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL NATURAL RESOURCES A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	41756.105	6.98%
ALLIANZGI GLOBAL NATURAL RESOURCES A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	34760.574	5.81%
ALLIANZGI GLOBAL NATURAL RESOURCES C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	44482.742	19.47%
ALLIANZGI GLOBAL NATURAL RESOURCES C	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	28913.767	12.65%
ALLIANZGI GLOBAL NATURAL RESOURCES C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	27315.204	11.95%
ALLIANZGI GLOBAL NATURAL RESOURCES C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	25712.801	11.25%
ALLIANZGI GLOBAL NATURAL RESOURCES C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15025.036	6.58%
ALLIANZGI GLOBAL NATURAL RESOURCES D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	58635.126	36.86%
ALLIANZGI GLOBAL NATURAL RESOURCES D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	58627.798	36.85%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL NATURAL RESOURCES D	E*TRADE CLEARING LLC 674-81307-10 PO BOX 484 JERSEY CITY NJ 07303-0484	10818.383	6.80%
ALLIANZGI GLOBAL NATURAL RESOURCES D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	8524.529	5.36%
ALLIANZGI GLOBAL NATURAL RESOURCES P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	31065.829	47.55%
ALLIANZGI GLOBAL NATURAL RESOURCES P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523 (a)	25659.914	39.27%
ALLIANZGI GLOBAL NATURAL RESOURCES P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	3920.002	6.00%
ALLIANZGI GLOBAL SMALL-CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	186553.733	15.20%
ALLIANZGI GLOBAL SMALL-CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	150416.535	12.25%
ALLIANZGI GLOBAL SMALL-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	120799.956	9.84%
ALLIANZGI GLOBAL SMALL-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	119362.197	9.72%
ALLIANZGI GLOBAL SMALL-CAP A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	105964.071	8.63%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL SMALL-CAP A	UMB BANK NA FBO FIDUCIARY FOR TAX DEFERRED ACCT S ONE SECURITY BENEFIT PLACE TOPEKA KS 66636-1000	79192.221	6.45%
ALLIANZGI GLOBAL SMALL-CAP B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	4731.796	29.01%
ALLIANZGI GLOBAL SMALL-CAP B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2284.726	14.01%
ALLIANZGI GLOBAL SMALL-CAP B	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1618.922	9.92%
ALLIANZGI GLOBAL SMALL-CAP B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1602.867	9.83%
ALLIANZGI GLOBAL SMALL-CAP B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1390.223	8.52%
ALLIANZGI GLOBAL SMALL-CAP C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	125312.032	20.39%
ALLIANZGI GLOBAL SMALL-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	84659.152	13.78%
ALLIANZGI GLOBAL SMALL-CAP C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	54430.964	8.86%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL SMALL-CAP C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	44921.508	7.31%
ALLIANZGI GLOBAL SMALL-CAP C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	44440.578	7.23%
ALLIANZGI GLOBAL SMALL-CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	39286.021	6.39%
ALLIANZGI GLOBAL SMALL-CAP C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	33350.959	5.43%
ALLIANZGI GLOBAL SMALL-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	340536.922	42.28%
ALLIANZGI GLOBAL SMALL-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	299314.284	37.16%
ALLIANZGI GLOBAL SMALL-CAP INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	437956.604	31.02%
ALLIANZGI GLOBAL SMALL-CAP INST	RIVERCO CASH/CASH 900 WASHINGTON ST STE 900 VANCOUVER WA 98660-3455 (a)	419473.97	29.71%
ALLIANZGI GLOBAL SMALL-CAP INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	170048.17	12.04%
ALLIANZGI GLOBAL SMALL-CAP INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	159853.179	11.32%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL SMALL-CAP INST	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	119934.654	8.49%
ALLIANZGI GLOBAL SMALL-CAP P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	171861.049	39.87%
ALLIANZGI GLOBAL SMALL-CAP P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	161587.588	37.48%
ALLIANZGI GLOBAL SMALL-CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	31777.097	7.37%
ALLIANZGI GLOBAL SMALL-CAP P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	29045.522	6.74%
ALLIANZGI INCOME & GROWTH A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8222528.02	13.08%
ALLIANZGI INCOME & GROWTH A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	7280033.773	11.58%
ALLIANZGI INCOME & GROWTH A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7276664.795	11.58%
ALLIANZGI INCOME & GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6680514.098	10.63%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INCOME & GROWTH A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6276232.059	9.99%
ALLIANZGI INCOME & GROWTH A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6059534.107	9.64%
ALLIANZGI INCOME & GROWTH A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	4629540.593	7.37%
ALLIANZGI INCOME & GROWTH A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4416022.887	7.03%
ALLIANZGI INCOME & GROWTH C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	20038668.17	24.50%
ALLIANZGI INCOME & GROWTH C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14870840.8	18.18%
ALLIANZGI INCOME & GROWTH C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14442156.12	17.66%
ALLIANZGI INCOME & GROWTH C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	5891661.831	7.20%
ALLIANZGI INCOME & GROWTH C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5012299.616	6.13%
ALLIANZGI INCOME & GROWTH D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	2264863.683	53.30%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INCOME & GROWTH D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1086562.071	25.57%
ALLIANZGI INCOME & GROWTH D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	245035.447	5.77%
ALLIANZGI INCOME & GROWTH INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	3629718	28.34%
ALLIANZGI INCOME & GROWTH INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	3213301.807	25.09%
ALLIANZGI INCOME & GROWTH INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2017140.997	15.75%
ALLIANZGI INCOME & GROWTH P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	12248132.81	28.23%
ALLIANZGI INCOME & GROWTH P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	11895206.46	27.41%
ALLIANZGI INCOME & GROWTH P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7850215.842	18.09%
ALLIANZGI INCOME & GROWTH P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	7450026.066	17.17%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INCOME & GROWTH R	DR PETER FRANCIS FBO NORTHPOINTE PEDIATRICS P C 401 K PROFIT SHARING PLAN & TRUST 30061 SCHOENHERR RD STE A WARREN MI 48088-3133 (a)	114255.726	39.28%
ALLIANZGI INCOME & GROWTH R	MID ATLANTIC TR CO FBO K B C TOOLS INC 401K PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228 (a)	90194.115	31.01%
ALLIANZGI INCOME & GROWTH R	MID ATLANTIC TR CO FBO H REX RUETTINGER DO PC 401K PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	40455.753	13.91%
ALLIANZGI INCOME & GROWTH R	MID ATLANTIC TR CO FBO MICHIGAN AUTOMATIC TURNING INC 401K PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	36356.876	12.50%
ALLIANZGI INTL MANAGED VOLATILITY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	574531.898	46.75%
ALLIANZGI INTL MANAGED VOLATILITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	111527.727	9.08%
ALLIANZGI INTL MANAGED VOLATILITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	86808.861	7.06%
ALLIANZGI INTL MANAGED VOLATILITY A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	73203.408	5.96%
ALLIANZGI INTL MANAGED VOLATILITY C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	75002.647	11.54%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INTL MANAGED VOLATILITY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	72841.15	11.21%
ALLIANZGI INTL MANAGED VOLATILITY C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	60261.681	9.28%
ALLIANZGI INTL MANAGED VOLATILITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58239.915	8.96%
ALLIANZGI INTL MANAGED VOLATILITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	57456.902	8.84%
ALLIANZGI INTL MANAGED VOLATILITY C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	46424.581	7.15%
ALLIANZGI INTL MANAGED VOLATILITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	43097.051	62.36%
ALLIANZGI INTL MANAGED VOLATILITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11520.642	16.67%
ALLIANZGI INTL MANAGED VOLATILITY D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4155.26	6.01%
ALLIANZGI INTL MANAGED VOLATILITY R	MG TRUST COMPANY CUST. FBO DALTON CARPET ONE 717 17TH STREET SUITE 1300 DENVER CO 80202-3304 (a)	2582.709	55.77%
ALLIANZGI INTL MANAGED VOLATILITY R	ASCENSUS TR CO FBO AMERICAN STAR RET PLAN 2091 PO BOX 10758 FARGO ND 58106-0758	890.284	19.22%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INTL MANAGED VOLATILITY R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	718.113	15.51%
ALLIANZGI INTL MNGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	573527.94	13.74%
ALLIANZGI INTL MNGED VOLATILITY INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	566229.633	13.56%
ALLIANZGI INTL MNGED VOLATILITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	384179.625	9.20%
ALLIANZGI INTL MNGED VOLATILITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	339340.357	8.13%
ALLIANZGI INTL MNGED VOLATILITY INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	299376.606	7.17%
ALLIANZGI INTL MNGED VOLATILITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	281952.286	6.75%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INTL MNGED VOLATILITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	221025.114	5.29%
ALLIANZGI INTL MNGED VOLATILITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	19651.217	54.09%
ALLIANZGI INTL MNGED VOLATILITY P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6504.105	17.90%
ALLIANZGI INTL MNGED VOLATILITY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5662.749	15.59%
ALLIANZGI INTL MNGED VOLATILITY P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3635.528	10.01%
ALLIANZGI MID-CAP A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3989179.907	15.12%
ALLIANZGI MID-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3355840.763	12.72%
ALLIANZGI MID-CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	2170673.934	8.23%
ALLIANZGI MID-CAP A	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	1882582.585	7.14%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MID-CAP A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1825603.044	6.92%
ALLIANZGI MID-CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1608762.946	6.10%
ALLIANZGI MID-CAP A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1395831.072	5.29%
ALLIANZGI MID-CAP ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	81690.704	67.90%
ALLIANZGI MID-CAP ADMIN	FIIOC FBO DURRETTE CRUMP PC 401K PLAN - 53989 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	11404.027	9.48%
ALLIANZGI MID-CAP ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	6114.375	5.08%
ALLIANZGI MID-CAP B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523 (a)	63811.636	30.08%
ALLIANZGI MID-CAP B	CHARLES SHCWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	15445.768	7.28%
ALLIANZGI MID-CAP B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13897.358	6.55%
ALLIANZGI MID-CAP B	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10752.872	5.07%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MID-CAP C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	10440675.6	19.53%
ALLIANZGI MID-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9449181.88	17.67%
ALLIANZGI MID-CAP C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	5009296.07	9.37%
ALLIANZGI MID-CAP C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3576715.062	6.69%
ALLIANZGI MID-CAP D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	83621.899	18.81%
ALLIANZGI MID-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	74792.6	16.82%
ALLIANZGI MID-CAP D	TRUKAN & CO PO BOX 3699 WICHITA KS 67201-3699	58820.226	13.23%
ALLIANZGI MID-CAP D	MG TRUST COMPANY CUST FBO STILLWATER ISD 834 403(B) PLAN 700 17TH STREET SUITE 300 DENVER CO 80202-3531	54763.635	12.32%
ALLIANZGI MID-CAP D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	31838.261	7.16%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MID-CAP D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27988.948	6.30%
ALLIANZGI MID-CAP D	STRAFE & CO FBO EDWIN & WILMA PARKER FAM FOUNDA W01718001 PO BOX 6924 NEWARK DE 19714-6924	23747.64	5.34%
ALLIANZGI MID-CAP INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	3298820.693	41.65%
ALLIANZGI MID-CAP INST	UBATCO & CO FBO NELNET INC PO BOX 82535 LINCOLN NE 68501-2535	956365.338	12.07%
ALLIANZGI MID-CAP INST	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	477049.577	6.02%
ALLIANZGI MID-CAP INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	401395.302	5.07%
ALLIANZGI MID-CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055 (a)	143946.693	32.36%
ALLIANZGI MID-CAP P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311 (a)	131031.879	29.45%
ALLIANZGI MID-CAP P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	90115.898	20.26%
ALLIANZGI MID-CAP P	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	34545.7	7.77%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MID-CAP R	CAPITAL BANK & TR CO TTEE F SMART HEALTH 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002 (a)	339144.925	49.67%
ALLIANZGI MID-CAP R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	89161.371	13.06%
ALLIANZGI MID-CAP R	WOODMERE MEDICAL ASSOCIATES PC TTEE WOODMERE MEDICAL ASSOCIATES PC 401K C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	36588.427	5.36%
ALLIANZGI NFJ ALL-CAP VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	104887.137	14.87%
ALLIANZGI NFJ ALL-CAP VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	93062.577	13.19%
ALLIANZGI NFJ ALL-CAP VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	77485.508	10.99%
ALLIANZGI NFJ ALL-CAP VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	73196.906	10.38%
ALLIANZGI NFJ ALL-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	56833.158	8.06%
ALLIANZGI NFJ ALL-CAP VALUE A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	51656.129	7.32%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ ALL-CAP VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	35937.555	5.10%
ALLIANZGI NFJ ALL-CAP VALUE B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	5292.126	34.08%
ALLIANZGI NFJ ALL-CAP VALUE B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2120.44	13.65%
ALLIANZGI NFJ ALL-CAP VALUE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2105.532	13.56%
ALLIANZGI NFJ ALL-CAP VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1351.356	8.70%
ALLIANZGI NFJ ALL-CAP VALUE B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1305.171	8.40%
ALLIANZGI NFJ ALL-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	84194.88	16.70%
ALLIANZGI NFJ ALL-CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	82177.07	16.30%
ALLIANZGI NFJ ALL-CAP VALUE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	56993.153	11.30%
ALLIANZGI NFJ ALL-CAP VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	52947.514	10.50%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ ALL-CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	49299.599	9.78%
ALLIANZGI NFJ ALL-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	44028.557	8.73%
ALLIANZGI NFJ ALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	43297.544	43.29%
ALLIANZGI NFJ ALL-CAP VALUE D	E*TRADE CLEARING LLC 681-78866-14 PO BOX 484 JERSEY CITY NJ 07303-0484	21929.825	21.93%
ALLIANZGI NFJ ALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	20667.556	20.67%
ALLIANZGI NFJ ALL-CAP VALUE INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	40993.048	68.24%
ALLIANZGI NFJ ALL-CAP VALUE INST	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14854.755	24.73%
ALLIANZGI NFJ ALL-CAP VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055 (a)	137665.752	51.41%
ALLIANZGI NFJ ALL-CAP VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	70233.751	26.23%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ ALL-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33442.629	12.49%
ALLIANZGI NFJ ALL-CAP VALUE P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	22670.303	8.47%
ALLIANZGI NFJ DIVIDEND VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18635968.25	17.92%
ALLIANZGI NFJ DIVIDEND VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	15280022.72	14.69%
ALLIANZGI NFJ DIVIDEND VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11657937.98	11.21%
ALLIANZGI NFJ DIVIDEND VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8133193.678	7.82%
ALLIANZGI NFJ DIVIDEND VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5784001.458	5.56%
ALLIANZGI NFJ DIVIDEND VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	22760396.31	50.01%
ALLIANZGI NFJ DIVIDEND VALUE ADMIN	VANTAGETRUST - NAV 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	8634405.618	18.97%
ALLIANZGI NFJ DIVIDEND VALUE ADMIN	VANTAGETRUST - UNITIZED 777 NORTH CAPITAL ST NE WASHINGTON DC 20002-4239	5796781.043	12.74%
ALLIANZGI NFJ DIVIDEND VALUE B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	81441.614	20.82%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ DIVIDEND VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	67236.035	17.19%
ALLIANZGI NFJ DIVIDEND VALUE B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	40952.109	10.47%
ALLIANZGI NFJ DIVIDEND VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	25763.338	6.59%
ALLIANZGI NFJ DIVIDEND VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	21616.071	5.53%
ALLIANZGI NFJ DIVIDEND VALUE B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	19931.711	5.10%
ALLIANZGI NFJ DIVIDEND VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6602084.994	23.13%
ALLIANZGI NFJ DIVIDEND VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4541500.849	15.91%
ALLIANZGI NFJ DIVIDEND VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2832195.78	9.92%
ALLIANZGI NFJ DIVIDEND VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2799056.919	9.81%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ DIVIDEND VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	2135016.833	7.48%
ALLIANZGI NFJ DIVIDEND VALUE C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2058553.293	7.21%
ALLIANZGI NFJ DIVIDEND VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1877502.966	6.58%
ALLIANZGI NFJ DIVIDEND VALUE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1616631.104	5.66%
ALLIANZGI NFJ DIVIDEND VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	8105667.599	56.66%
ALLIANZGI NFJ DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	4405026.502	30.79%
ALLIANZGI NFJ DIVIDEND VALUE FUND R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	59334.246	98.92%
ALLIANZGI NFJ DIVIDEND VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	71765781.78	30.47%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ DIVIDEND VALUE INST	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729 (a)	67840808.06	28.81%
ALLIANZGI NFJ DIVIDEND VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	13198915.32	5.60%
ALLIANZGI NFJ DIVIDEND VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	44336343.01	48.89%
ALLIANZGI NFJ DIVIDEND VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	21262089.92	23.45%
ALLIANZGI NFJ DIVIDEND VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	10611492.66	11.70%
ALLIANZGI NFJ DIVIDEND VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	6507907.135	7.18%
ALLIANZGI NFJ DIVIDEND VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999 (a)	8285405.93	53.28%
ALLIANZGI NFJ DIVIDEND VALUE R	ING LIFE INSURANCE & ANNUITY CO FUND OPERATIONS 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	848576.106	5.46%
ALLIANZGI NFJ INTERNATIONAL VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4287436.345	13.72%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTERNATIONAL VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	3363195.361	10.76%
ALLIANZGI NFJ INTERNATIONAL VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3162152.56	10.12%
ALLIANZGI NFJ INTERNATIONAL VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2681479.846	8.58%
ALLIANZGI NFJ INTERNATIONAL VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	2211576.062	7.08%
ALLIANZGI NFJ INTERNATIONAL VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1976218.508	6.32%
ALLIANZGI NFJ INTERNATIONAL VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1762151.278	21.24%
ALLIANZGI NFJ INTERNATIONAL VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1269785.387	15.30%
ALLIANZGI NFJ INTERNATIONAL VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1234200.948	14.87%
ALLIANZGI NFJ INTERNATIONAL VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	998598.398	12.04%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTERNATIONAL VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	884197.107	10.66%
ALLIANZGI NFJ INTERNATIONAL VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	590179.072	7.11%
ALLIANZGI NFJ INTERNATIONAL VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	1923326.947	44.97%
ALLIANZGI NFJ INTERNATIONAL VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1647137.05	38.51%
ALLIANZGI NFJ INTERNATIONAL VALUE D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	221265.652	5.17%
ALLIANZGI NFJ INTERNATIONAL VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	21333917.04	37.76%
ALLIANZGI NFJ INTERNATIONAL VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	6652711.088	11.77%
ALLIANZGI NFJ INTERNATIONAL VALUE INST	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3130331.159	5.54%
ALLIANZGI NFJ INTERNATIONAL VALUE INST	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2831838.355	5.01%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTERNATIONAL VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	15007028.35	56.92%
ALLIANZGI NFJ INTERNATIONAL VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5838038.771	22.14%
ALLIANZGI NFJ INTERNATIONAL VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	2884199.586	10.94%
ALLIANZGI NFJ INTERNATIONAL VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999 (a)	371710.019	33.08%
ALLIANZGI NFJ INTERNATIONAL VALUE R	ING LIFE INSURANCE & ANNUITY CO FUND OPERATIONS 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	181541.643	16.16%
ALLIANZGI NFJ INTERNATIONAL VALUE R	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	136533.922	12.15%
ALLIANZGI NFJ INTERNATIONAL VALUE R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	109548.339	9.75%
ALLIANZGI NFJ INTL VALUE ADMIN	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	394190.444	46.41%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTL VALUE ADMIN	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE CUST SAGE PRODUCTS LLC PLAN #700200 3909 3 OAKS RD CARY IL 60013-1804	203645.781	23.97%
ALLIANZGI NFJ INTL VALUE ADMIN	FIIOC FBO GUARD PUBLISHING COMPANY RETIREMENT PLAN - 70162 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	47655.003	5.61%
ALLIANZGI NFJ INTL VALUE FUND R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	650352.871	91.24%
ALLIANZGI NFJ INTL VALUE FUND R6	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	52180.144	7.32%
ALLIANZGI NFJ LARGE-CAP VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1141398.81	14.71%
ALLIANZGI NFJ LARGE-CAP VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	802126.571	10.34%
ALLIANZGI NFJ LARGE-CAP VALUE A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	701788.345	9.04%
ALLIANZGI NFJ LARGE-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	594525.411	7.66%
ALLIANZGI NFJ LARGE-CAP VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	469130.294	6.05%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ LARGE-CAP VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	462234.285	5.96%
ALLIANZGI NFJ LARGE-CAP VALUE A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	407818.138	5.26%
ALLIANZGI NFJ LARGE-CAP VALUE ADMIN	SCUDDER TRUST CO TTEE AMERICAN MEDIA INC EMP PSP ATTN ASSET RECON DEPT #062026 PO BOX 1757 SALEM NH 03079-1143 (a)	47479.909	50.86%
ALLIANZGI NFJ LARGE-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	22836.634	24.46%
ALLIANZGI NFJ LARGE-CAP VALUE ADMIN	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE CUST AMERICAN ACADEMY OF FAMILY PLAN # 007009 11400 TOMAHAWK CREEK PKWY LEAWOOD KS 66211-2680	7389.365	7.92%
ALLIANZGI NFJ LARGE-CAP VALUE B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16024.333	17.19%
ALLIANZGI NFJ LARGE-CAP VALUE B	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	10382.133	11.14%
ALLIANZGI NFJ LARGE-CAP VALUE B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10050.606	10.78%
ALLIANZGI NFJ LARGE-CAP VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	7784.186	8.35%
ALLIANZGI NFJ LARGE-CAP VALUE B	WILLIAM HAUENSTEIN & VIOLET HAUENSTEIN JT WROS 3611 WOODHILL PL FAIRFAX VA 22031-3331	5950.079	6.38%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ LARGE-CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5525.126	5.93%
ALLIANZGI NFJ LARGE-CAP VALUE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4969.195	5.33%
ALLIANZGI NFJ LARGE-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	926198.145	19.40%
ALLIANZGI NFJ LARGE-CAP VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	715932.569	15.00%
ALLIANZGI NFJ LARGE-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	608709.015	12.75%
ALLIANZGI NFJ LARGE-CAP VALUE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	411242.227	8.61%
ALLIANZGI NFJ LARGE-CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	312738.205	6.55%
ALLIANZGI NFJ LARGE-CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	255051.248	5.34%
ALLIANZGI NFJ LARGE-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	798224.893	43.45%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ LARGE-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	560414.863	30.51%
ALLIANZGI NFJ LARGE-CAP VALUE INST	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729 (a)	10586373.2	52.06%
ALLIANZGI NFJ LARGE-CAP VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2710893.634	13.33%
ALLIANZGI NFJ LARGE-CAP VALUE INST	MINNESOTA LIFE 401 ROBERT STREET NORTH MAILSTATION A6-5317 SAINT PAUL MN 55101-2005	1437832.735	7.07%
ALLIANZGI NFJ LARGE-CAP VALUE INST	FUTURE GENERATION RESERVE ATTN: MR. EBRAHIM MOHAMED ABUL AND MRS. MARIA SOFIA KOURTI PO BOX 333 MANAMA-KINGDOM OF BAHRAIN	1263466.571	6.21%
ALLIANZGI NFJ LARGE-CAP VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055 (a)	200746.66	29.75%
ALLIANZGI NFJ LARGE-CAP VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	193232.748	28.63%
ALLIANZGI NFJ LARGE-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	176841.688	26.20%
ALLIANZGI NFJ LARGE-CAP VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	91437.683	13.55%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ LARGE-CAP VALUE R	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	110760.35	19.56%
ALLIANZGI NFJ LARGE-CAP VALUE R	EMJAY CORPORATION CUST FBO PLANS OF RPSA CUSTOMERS 401(K) PLAN C/O GREAT-WEST 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	102320.301	18.07%
ALLIANZGI NFJ LARGE-CAP VALUE R	MG TRUST COMPANY CUST. FBO PUBLIC OPINION STRATEGIES 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	45896.769	8.11%
ALLIANZGI NFJ LARGE-CAP VALUE R	ING NATIONAL TRUST 1 ORANGE WAY WINDSOR CT 06095-4773	37749.616	6.67%
ALLIANZGI NFJ LARGE-CAP VALUE R	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	34562.948	6.10%
ALLIANZGI NFJ LARGE-CAP VALUE R	CAPITAL BANK & TRUST COMPANY TTEE F ABRASIVE SPECIALISTS INC 401K PSP 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	33509.039	5.92%
ALLIANZGI NFJ MID-CAP VALUE A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2270971.544	13.01%
ALLIANZGI NFJ MID-CAP VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1754527.32	10.05%
ALLIANZGI NFJ MID-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1642846.279	9.41%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ MID-CAP VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1486746.402	8.52%
ALLIANZGI NFJ MID-CAP VALUE A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1097124.81	6.28%
ALLIANZGI NFJ MID-CAP VALUE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	896028.462	5.13%
ALLIANZGI NFJ MID-CAP VALUE ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368 (a)	100570.461	52.20%
ALLIANZGI NFJ MID-CAP VALUE ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	31525.945	16.36%
ALLIANZGI NFJ MID-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13297.245	6.90%
ALLIANZGI NFJ MID-CAP VALUE ADMIN	DWS TRUST CO TTEE FBO DEKALB CLINIC CHARTERED EMPLOYEES RETIREMENT PLAN PO BOX 1757 SALEM NH 03079-1143	11740.556	6.09%
ALLIANZGI NFJ MID-CAP VALUE B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	27704.799	20.36%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ MID-CAP VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14991.813	11.02%
ALLIANZGI NFJ MID-CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12077.173	8.88%
ALLIANZGI NFJ MID-CAP VALUE B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10770.185	7.92%
ALLIANZGI NFJ MID-CAP VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	8247.922	6.06%
ALLIANZGI NFJ MID-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1619661.029	16.56%
ALLIANZGI NFJ MID-CAP VALUE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1618775.16	16.55%
ALLIANZGI NFJ MID-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1046121.019	10.70%
ALLIANZGI NFJ MID-CAP VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	667672.49	6.83%
ALLIANZGI NFJ MID-CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	596365.935	6.10%
ALLIANZGI NFJ MID-CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	506560.532	5.18%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ MID-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	171932.901	38.14%
ALLIANZGI NFJ MID-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	163023.391	36.17%
ALLIANZGI NFJ MID-CAP VALUE D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	25720.616	5.71%
ALLIANZGI NFJ MID-CAP VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1468424.735	44.16%
ALLIANZGI NFJ MID-CAP VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	315523.876	9.49%
ALLIANZGI NFJ MID-CAP VALUE INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	230097.252	6.92%
ALLIANZGI NFJ MID-CAP VALUE INST	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	171044.223	5.14%
ALLIANZGI NFJ MID-CAP VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055 (a)	204719.922	38.19%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ MID-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	174364.256	32.53%
ALLIANZGI NFJ MID-CAP VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	106593.868	19.88%
ALLIANZGI NFJ MID-CAP VALUE P	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	35341.251	6.59%
ALLIANZGI NFJ MID-CAP VALUE R	CAPITAL BANK & TRUST COMPANY TTEE FBO ALCAN ROLLED PRODUCTS- RAVENSWOOD LLC SALARIED DCP 401K C/O PLANPREMIER/FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	119381.699	19.24%
ALLIANZGI NFJ MID-CAP VALUE R	CAPITAL BANK & TRUST COMPANY TTEE FBO ALCAN ROLLED PRODUCTS- RAVENSWOOD LLC SAVINGS PLAN FOR USW REPRESENTED EMPLOYEES 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	78848.359	12.71%
ALLIANZGI NFJ MID-CAP VALUE R	CAPITAL BANK & TR CO TTEE F NATIONAL VETERINARY ASSOC INC 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	44972.036	7.25%
ALLIANZGI NFJ MID-CAP VALUE R	CAPITAL BANK & TRUST CO TTEE FBO JOSEPH JINGOLI & SON INC 401 K C/O PLAN PREMIER/FASCORP 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	36469.058	5.88%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ SMALL-CAP VALUE A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	8139423.912	13.28%
ALLIANZGI NFJ SMALL-CAP VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5947696.665	9.71%
ALLIANZGI NFJ SMALL-CAP VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4409839.137	7.20%
ALLIANZGI NFJ SMALL-CAP VALUE A	MASSACHUSETTES MUTUAL LIFE INSURANCE CO 1295 STATE STREET MIP N255 SPRINGFIELD MA 01111-0001	3166951.551	5.17%
ALLIANZGI NFJ SMALL-CAP VALUE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	13987132.95	42.94%
ALLIANZGI NFJ SMALL-CAP VALUE ADMIN	NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	1958292.001	6.01%
ALLIANZGI NFJ SMALL-CAP VALUE ADMIN	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1741951.638	5.35%
ALLIANZGI NFJ SMALL-CAP VALUE B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	48036.024	19.03%
ALLIANZGI NFJ SMALL-CAP VALUE B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	42908.629	17.00%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ SMALL-CAP VALUE B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	35096.232	13.91%
ALLIANZGI NFJ SMALL-CAP VALUE B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	23882.49	9.46%
ALLIANZGI NFJ SMALL-CAP VALUE B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	19189.663	7.60%
ALLIANZGI NFJ SMALL-CAP VALUE B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	17702.644	7.01%
ALLIANZGI NFJ SMALL-CAP VALUE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2439245.545	24.37%
ALLIANZGI NFJ SMALL-CAP VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1245206.156	12.44%
ALLIANZGI NFJ SMALL-CAP VALUE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	978196.749	9.77%
ALLIANZGI NFJ SMALL-CAP VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	972897.846	9.72%
ALLIANZGI NFJ SMALL-CAP VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	787613.635	7.87%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ SMALL-CAP VALUE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	738745.386	7.38%
ALLIANZGI NFJ SMALL-CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	685864.791	6.85%
ALLIANZGI NFJ SMALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1451916.777	44.64%
ALLIANZGI NFJ SMALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	1232053.136	37.88%
ALLIANZGI NFJ SMALL-CAP VALUE FUND R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	826840.772	75.49%
ALLIANZGI NFJ SMALL-CAP VALUE FUND R6	ASSOCIATED TRUST COMPANY FBO REINHART, BOERNER, VAN DEUREN PO BOX 22037 GREEN BAY WI 54305-2037	220782.875	20.16%
ALLIANZGI NFJ SMALL-CAP VALUE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	44149100.92	44.63%
ALLIANZGI NFJ SMALL-CAP VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	13566457.63	13.71%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ SMALL-CAP VALUE INST	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5187835.246	5.24%
ALLIANZGI NFJ SMALL-CAP VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	832201.757	26.21%
ALLIANZGI NFJ SMALL-CAP VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	705263.265	22.21%
ALLIANZGI NFJ SMALL-CAP VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	628047.618	19.78%
ALLIANZGI NFJ SMALL-CAP VALUE P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	605079.985	19.06%
ALLIANZGI NFJ SMALL-CAP VALUE R	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	685575.082	19.52%
ALLIANZGI NFJ SMALL-CAP VALUE R	HARTFORD LIFE INSURANCE CO 401K SEPARATE ACCOUNT PO BOX 2999 HARTFORD CT 06104-2999	503767.435	14.34%
ALLIANZGI NFJ SMALL-CAP VALUE R	AMERICAN UNITED INSURANCE CO TTEE UNIT INVESTMENT TRUST PO BOX 368 INDIANAPOLIS IN 46206-0368	265337.235	7.56%
ALLIANZGI NFJ SMALL-CAP VALUE R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	241535.208	6.88%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ SMALL-CAP VALUE R	ING LIFE INSURANCE & ANNUITY CO FUND OPERATIONS 1 ORANGE WAY # B3N WINDSOR CT 06095-4773	222219.811	6.33%
ALLIANZGI OPPORTUNITY A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523 (a)	403686.525	28.55%
ALLIANZGI OPPORTUNITY A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	93535.433	6.61%
ALLIANZGI OPPORTUNITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	92512.168	6.54%
ALLIANZGI OPPORTUNITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	91720.979	6.49%
ALLIANZGI OPPORTUNITY ADMIN	FIIOC FBO NEW CONCEPT MANUFACTURING 401K PLAN - 53793 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	2452.59	42.87%
ALLIANZGI OPPORTUNITY ADMIN	STATE STREET BANK & TRUST TTEE FBO ADVANCED CAPTIAL GROUP 401K PSP 30 DAN RD CANTON MA 02021-2809	1101.853	19.26%
ALLIANZGI OPPORTUNITY ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	438.313	7.66%
ALLIANZGI OPPORTUNITY ADMIN	STATE STREET BANK & TRUST CO CUST HARRY S BAUCOM IRA 432 SW DOLORES AVE PORT ST LUCIE FL 34983-1939	420.72	7.35%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI OPPORTUNITY ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	355.7	6.22%
ALLIANZGI OPPORTUNITY ADMIN	STATE STREET BANK & TRUST CO CUST AGNES O’KELLY IRA R/O 8 COURTYARD CIR # 38 PAWLEYS ISL SC 29585-6132	297.205	5.19%
ALLIANZGI OPPORTUNITY B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523 (a)	3983.09	29.64%
ALLIANZGI OPPORTUNITY B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405 (a)	3701.463	27.55%
ALLIANZGI OPPORTUNITY B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1472.806	10.96%
ALLIANZGI OPPORTUNITY B	SSB&T CUST ROLLOVER IRA FBO BARBARA G MCCLELLAN 210 MEREWOOD RD BELMONT NC 28012-3741	1017.606	7.57%
ALLIANZGI OPPORTUNITY B	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	824.739	6.14%
ALLIANZGI OPPORTUNITY C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	480924.246	20.17%
ALLIANZGI OPPORTUNITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	363546.246	15.24%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI OPPORTUNITY C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	176479.977	7.40%
ALLIANZGI OPPORTUNITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	164406.286	6.89%
ALLIANZGI OPPORTUNITY C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	159051.945	6.67%
ALLIANZGI OPPORTUNITY C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	127404.226	5.34%
ALLIANZGI OPPORTUNITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	17589.215	67.79%
ALLIANZGI OPPORTUNITY D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	3742.24	14.42%
ALLIANZGI OPPORTUNITY D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	2135.807	8.23%
ALLIANZGI OPPORTUNITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1521.579	5.86%
ALLIANZGI OPPORTUNITY INST	PORT OF SEATTLE WA C/O ICMA RETIREMENT CORP 777 NORTH CAPITOL ST NE WASHINGTON DC 20002-4239 (a)	131056.887	41.14%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI OPPORTUNITY INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	74171.551	23.29%
ALLIANZGI OPPORTUNITY INST	WTRISC CUST C/O ICMA-RC PORT OF SEATTLE WA 777 NORTH CAPITOL ST NE WASHINGTON DC 20002-4239	34065.106	10.69%
ALLIANZGI OPPORTUNITY INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	27866.549	8.75%
ALLIANZGI OPPORTUNITY INST	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22701.674	7.13%
ALLIANZGI OPPORTUNITY INST	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	16839.114	5.29%
ALLIANZGI OPPORTUNITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	27490.277	64.86%
ALLIANZGI OPPORTUNITY P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7635.669	18.01%
ALLIANZGI OPPORTUNITY P	ROBERT W BAIRD & CO INC A/C 1532-5090 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	2333.722	5.51%
ALLIANZGI OPPORTUNITY R	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901 (a)	1912.438	60.33%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI OPPORTUNITY R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	788.666	24.88%
ALLIANZGI OPPORTUNITY R	ASCENSUS TR CO FBO MEDICAL PHARMACY 401K PS PO BOX 10758 FARGO ND 58106-0758	374.687	11.82%
ALLIANZGI SMALL-CAP BLEND FUND A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	2360.102	42.01%
ALLIANZGI SMALL-CAP BLEND FUND A	SSB&T CUST ROLLOVER IRA FBO HAROLD P POE 1970 INWOOD CIR COLORADO SPGS CO 80904-1136 (a)	2213.61	39.40%
ALLIANZGI SMALL-CAP BLEND FUND A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	673.695	11.99%
ALLIANZGI SMALL-CAP BLEND FUND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CTR NEW YORK NY 10281-1003	371.2	6.61%
ALLIANZGI SMALL-CAP BLEND FUND C	SSB&T CUST ROTH IRA FBO KIMBERLY R HERMSEN 3114 S W BROOKLINE DRIVE ANKENY IA 50021 (a)	815.911	26.85%
ALLIANZGI SMALL-CAP BLEND FUND C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	673.327	22.16%
ALLIANZGI SMALL-CAP BLEND FUND C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	665.379	21.90%
ALLIANZGI SMALL-CAP BLEND FUND C	DOROTHY JUDD 309 BRIDGEBORO RD APT 1227 MOORESTOWN NJ 08057-1423	565.931	18.62%
ALLIANZGI SMALL-CAP BLEND FUND C	SSB&T CUST ROTH IRA FBO JERI K WHITE PO BOX 172 WATER VALLEY TX 76958-0172	318.287	10.47%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI SMALL-CAP BLEND FUND D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	672.627	48.88%
ALLIANZGI SMALL-CAP BLEND FUND D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851 (a)	564.653	41.03%
ALLIANZGI SMALL-CAP BLEND FUND D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	138.889	10.09%
ALLIANZGI SMALL-CAP BLEND FUND I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	336858.292	96.17%
ALLIANZGI SMALL-CAP BLEND FUND P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	673.385	100.00%
ALLIANZGI TECHNOLOGY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	549852.364	10.70%
ALLIANZGI TECHNOLOGY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	534513.516	10.40%
ALLIANZGI TECHNOLOGY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	353731.876	6.88%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI TECHNOLOGY A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	315655.575	6.14%
ALLIANZGI TECHNOLOGY A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	308830.247	6.01%
ALLIANZGI TECHNOLOGY ADMIN	STATE STREET BANK & TRUST AS TRUSTEE FBO ADVENTIST HEALTHCARE RETIREMENT PLAN ATTN MARK HANNA 105 ROSEMONT RD WESTWOOD MA 02090-2318(a)	836538.545	84.61%
ALLIANZGI TECHNOLOGY ADMIN	ICMA RETIREMENT CORP 401 (K) PLAN 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002-4239	52585.043	5.32%
ALLIANZGI TECHNOLOGY B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6505.757	19.21%
ALLIANZGI TECHNOLOGY B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3379.006	9.98%
ALLIANZGI TECHNOLOGY B	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2910.183	8.59%
ALLIANZGI TECHNOLOGY B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1877.647	5.54%
ALLIANZGI TECHNOLOGY B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1717.88	5.07%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI TECHNOLOGY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	287750.326	12.97%
ALLIANZGI TECHNOLOGY C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	269088.108	12.13%
ALLIANZGI TECHNOLOGY C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	244345.851	11.01%
ALLIANZGI TECHNOLOGY C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	223834.023	10.09%
ALLIANZGI TECHNOLOGY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	137996.63	6.22%
ALLIANZGI TECHNOLOGY C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	129044.287	5.82%
ALLIANZGI TECHNOLOGY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	117831.028	5.31%
ALLIANZGI TECHNOLOGY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1129163.59	45.29%
ALLIANZGI TECHNOLOGY D	NATIONAL FINANCIAL SERVICES CORP FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	544887.807	21.86%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI TECHNOLOGY D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	133886.455	5.37%
ALLIANZGI TECHNOLOGY INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	2170352.848	26.65%
ALLIANZGI TECHNOLOGY INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1283753.443	15.76%
ALLIANZGI TECHNOLOGY INST	NORTHERN TRUST CO TTEE FBO HARRIS CORP MASTER TRUST PLAN - DV PO BOX 92994 CHICAGO IL 60675-0001	1210629.977	14.86%
ALLIANZGI TECHNOLOGY INST	VANGUARD FIDUCIARY TRUST CO 100 VANGUARD BLVD VM-613 OUTSIDE FUNDS MALVERN PA 19355-2331	630783.173	7.74%
ALLIANZGI TECHNOLOGY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968 (a)	511218.759	72.77%
ALLIANZGI TECHNOLOGY P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	61859.4	8.81%
ALLIANZGI TECHNOLOGY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	52315.084	7.45%
ALLIANZGI U.S. MANAGED VOLATILITY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	606418.76	61.88%
ALLIANZGI U.S. MANAGED VOLATILITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	106024.754	10.82%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. MANAGED VOLATILITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	52086.328	5.32%
ALLIANZGI U.S. MANAGED VOLATILITY B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3705.851	23.61%
ALLIANZGI U.S. MANAGED VOLATILITY B	SEAN T DOLLMAN & JENNIFER MORGAN DOLLMAN C/O THOMAS & PATRICIA SKIPPER 118 WYNDHAM WAY WILMINGTON NC 28411-6710	2235.091	14.24%
ALLIANZGI U.S. MANAGED VOLATILITY B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2005.097	12.77%
ALLIANZGI U.S. MANAGED VOLATILITY B	MARGIT TUMBLESON 5901 MOUNT EAGLE DR APT 514 ALEXANDRIA VA 22303-2506	1337.034	8.52%
ALLIANZGI U.S. MANAGED VOLATILITY B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1052.021	6.70%
ALLIANZGI U.S. MANAGED VOLATILITY B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1032.563	6.58%
ALLIANZGI U.S. MANAGED VOLATILITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27548.617	20.62%
ALLIANZGI U.S. MANAGED VOLATILITY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13826.479	10.35%
ALLIANZGI U.S. MANAGED VOLATILITY C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	11805.012	8.84%
ALLIANZGI U.S. MANAGED VOLATILITY C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11554.655	8.65%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. MANAGED VOLATILITY C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	9013.3	6.75%
ALLIANZGI U.S. MANAGED VOLATILITY C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	7957.44	5.96%
ALLIANZGI U.S. MANAGED VOLATILITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	34554.041	70.37%
ALLIANZGI U.S. MANAGED VOLATILITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6234.03	12.70%
ALLIANZGI U.S. MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	909213.632	20.92%
ALLIANZGI U.S. MANAGED VOLATILITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	346134.94	7.97%
ALLIANZGI U.S. MANAGED VOLATILITY INST	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	332921.115	7.66%
ALLIANZGI U.S. MANAGED VOLATILITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	323598.908	7.45%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. MANAGED VOLATILITY P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	6603.642	32.79%
ALLIANZGI U.S. MANAGED VOLATILITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	5275.222	26.19%
ALLIANZGI U.S. MANAGED VOLATILITY P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3944.993	19.59%
ALLIANZGI U.S. MANAGED VOLATILITY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	3046.6	15.13%
ALLIANZGI WELLNESS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	134991.71	15.91%
ALLIANZGI WELLNESS A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	78824.391	9.29%
ALLIANZGI WELLNESS A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	76863.515	9.06%
ALLIANZGI WELLNESS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	66180.966	7.80%
ALLIANZGI WELLNESS A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	60861.293	7.17%
ALLIANZGI WELLNESS A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	46370.331	5.46%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI WELLNESS B	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968 (a)	5249.665	31.00%
ALLIANZGI WELLNESS B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2357.665	13.92%
ALLIANZGI WELLNESS B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2302.982	13.60%
ALLIANZGI WELLNESS B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1725.739	10.19%
ALLIANZGI WELLNESS B	SRINIVAS P KADIYALA & HIMA B RAVI JTWROS 3904 76TH ST LUBBOCK TX 79423-1118	1077.937	6.37%
ALLIANZGI WELLNESS B	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	983.609	5.81%
ALLIANZGI WELLNESS B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	888.385	5.25%
ALLIANZGI WELLNESS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	77014.004	20.75%
ALLIANZGI WELLNESS C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	51243.39	13.81%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI WELLNESS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	50524.449	13.61%
ALLIANZGI WELLNESS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	29661.711	7.99%
ALLIANZGI WELLNESS C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	23591.186	6.36%
ALLIANZGI WELLNESS C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	21280.802	5.73%
ALLIANZGI WELLNESS D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1532537.873	42.92%
ALLIANZGI WELLNESS D	NATIONAL FINANCIAL SERVICES FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL NEWPORT OFFICE CENTER III 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	799874.379	22.40%
ALLIANZGI WELLNESS D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	241053.213	6.75%

Allianz Funds Multi-Strategy Trust

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI BEHAVIORAL ADV LARGE CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	360495.139	90.99%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI BEHAVIORAL ADV LARGE CAP C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100 (a)	7309.629	42.88%
ALLIANZGI BEHAVIORAL ADV LARGE CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3652.429	21.43%
ALLIANZGI BEHAVIORAL ADV LARGE CAP C	SSB&T CUST SIMPLE IRA VETERINARY ASSOCIATES FBO LISA B WOOD PO BOX 839 KAMUELA HI 96743-0839	1310.609	7.69%
ALLIANZGI BEHAVIORAL ADV LARGE CAP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	6511.484	45.75%
ALLIANZGI BEHAVIORAL ADV LARGE CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3233.864	22.72%
ALLIANZGI BEHAVIORAL ADV LARGE CAP D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	2643.674	18.57%
ALLIANZGI BEHAVIORAL ADV LARGE CAP D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	753.253	5.29%
ALLIANZGI BEHAVIORAL ADV LRG CAP INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	755106.604	26.38%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI BEHAVIORAL ADV LRG CAP INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	345305.78	12.06%
ALLIANZGI BEHAVIORAL ADV LRG CAP INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	220736.198	7.71%
ALLIANZGI BEHAVIORAL ADV LRG CAP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	208245.921	7.27%
ALLIANZGI BEHAVIORAL ADV LRG CAP INST	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	200925.534	7.02%
ALLIANZGI BEHAVIORAL ADV LRG CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055 (a)	3787.543	83.43%
ALLIANZGI BEHAVIORAL ADV LRG CAP P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	752.154	16.57%
ALLIANZGI BEST STYLES GLOBAL EQUITY A*	N/A	N/A	N/A
ALLIANZGI BEST STYLES GLOBAL EQUITY INST*	N/A	N/A	N/A
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	528630.934	22.11%

*	Class A and Institutional Class shares of AllianzGI Best Styles Global Equity Fund commenced operations following August 31, 2014.

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	333333.333	13.94%
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2035 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	242163.422	10.13%
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2040 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	229522.033	9.60%
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2030 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	218742.919	9.15%
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2025 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	181398.663	7.59%
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2045 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	153192.45	6.41%
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2020 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	152204.764	6.37%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI BEST STYLES GLOBAL EQUITY R6	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2050 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	127749.813	5.34%
ALLIANZGI CHINA EQUITY A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968 (a)	33174.928	70.28%
ALLIANZGI CHINA EQUITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8433.324	17.86%
ALLIANZGI CHINA EQUITY C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	765.206	38.14%
ALLIANZGI CHINA EQUITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	473.819	23.62%
ALLIANZGI CHINA EQUITY C	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046	357.378	17.81%
ALLIANZGI CHINA EQUITY C	SSB&T CUST ROTH IRA FBO MICHAEL K KOUBA 348 RIVER BEND ST MANCHESTER MI 48158-9532	142.625	7.11%
ALLIANZGI CHINA EQUITY C	SSB&T CUST IRA FBO FRED L BRAUN 829 NEAL DR ALEXANDRIA VA 22308-1925	134.729	6.72%
ALLIANZGI CHINA EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	68790.076	86.51%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI CHINA EQUITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5334.906	6.71%
ALLIANZGI CHINA EQUITY INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	236659.477	96.82%
ALLIANZGI CHINA EQUITY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968 (a)	105053.97	99.26%
ALLIANZGI CONVERTIBLE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405 (a)	7316374.45	52.65%
ALLIANZGI CONVERTIBLE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2030778.465	14.61%
ALLIANZGI CONVERTIBLE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	1002891.149	7.22%
ALLIANZGI CONVERTIBLE ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226 (a)	39322.027	37.01%
ALLIANZGI CONVERTIBLE ADMIN	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331 (a)	27622.691	26.00%
ALLIANZGI CONVERTIBLE ADMIN	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	20080.407	18.90%
ALLIANZGI CONVERTIBLE ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	17428.477	16.40%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI CONVERTIBLE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	1326036.279	35.85%
ALLIANZGI CONVERTIBLE C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	535295.711	14.47%
ALLIANZGI CONVERTIBLE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	457469.953	12.37%
ALLIANZGI CONVERTIBLE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	301041.514	8.14%
ALLIANZGI CONVERTIBLE C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	298508.668	8.07%
ALLIANZGI CONVERTIBLE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1052731.937	42.16%
ALLIANZGI CONVERTIBLE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	848227.063	33.97%
ALLIANZGI CONVERTIBLE D	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	405475.885	16.24%
ALLIANZGI CONVERTIBLE INST	STATE OF WYOMING WYOMING STATE TREASURER ATTN ERICA LEGERSKI 200 W 24TH ST CHEYENNE WY 82001-3642 (a)	14655054.32	31.36%
ALLIANZGI CONVERTIBLE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6823318.798	14.60%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI CONVERTIBLE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5722675.519	12.24%
ALLIANZGI CONVERTIBLE INST	MAC & CO A/C RAYF6182002 MUTUAL FUND OPERATIONS ATTN MUTUAL FUNDS OPS PO BOX 3198 PITTSBURGH PA 15230-3198	4605698.85	9.85%
ALLIANZGI CONVERTIBLE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484 (a)	1583426.819	25.15%
ALLIANZGI CONVERTIBLE P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1182901.932	18.79%
ALLIANZGI CONVERTIBLE P	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	1162862.193	18.47%
ALLIANZGI CONVERTIBLE P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	562857.573	8.94%
ALLIANZGI CONVERTIBLE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	547491.599	8.70%
ALLIANZGI CONVERTIBLE P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	468633.947	7.44%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI CONVERTIBLE P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	316743.91	5.03%
ALLIANZGI CONVERTIBLE R	CBNA CUST FBO FRINGE BENEFITS DESIGN RETIREMENT P 6 RHOADS DRIVE SUITE 7 UTICA NY 13502-6317 (a)	19169.636	48.23%
ALLIANZGI CONVERTIBLE R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6886.363	17.33%
ALLIANZGI CONVERTIBLE R	RELIANCE TRUST COMPANY FBO CITY OF LENOIR P.O. BOX 48529 ATLANTA GA 30362-1529	5731.673	14.42%
ALLIANZGI CONVERTIBLE R	ASCENSUS TRUST COMPANY FBO T. F. HUDGINS, INCORPORATED 401(K) P.O. BOX 10758 FARGO ND 58106-0758	5195.893	13.07%
ALLIANZGI EMERGING MARKETS DEBT A*	N/A	N/A	N/A
ALLIANZGI EMERGING MARKETS DEBT C*	N/A	N/A	N/A
ALLIANZGI EMERGING MARKETS DEBT INST*	N/A	N/A	N/A
ALLIANZGI EMERGING MARKETS DEBT P*	N/A	N/A	N/A
ALLIANZGI GLBL GROWTH ALLOCATION ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	923.297	100.00%

*	AllianzGI Emerging Markets Debt Fund commenced operations following August 31, 2014.

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398 (a)	354910.577	44.91%
ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	94135.661	11.91%
ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2030 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	53476.839	6.77%
ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2025 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	47130.647	5.96%
ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2040 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	43570.518	5.51%
ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2035 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	43101.445	5.45%
ALLIANZGI GLOBAL ALLOCATION A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	796513.799	14.22%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL ALLOCATION A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	726805.072	12.98%
ALLIANZGI GLOBAL ALLOCATION A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	603024.483	10.77%
ALLIANZGI GLOBAL ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	568757.668	10.15%
ALLIANZGI GLOBAL ALLOCATION A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	544611.777	9.72%
ALLIANZGI GLOBAL ALLOCATION A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	436173.653	7.79%
ALLIANZGI GLOBAL ALLOCATION ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	1409.573	53.50%
ALLIANZGI GLOBAL ALLOCATION ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226 (a)	1224.968	46.50%
ALLIANZGI GLOBAL ALLOCATION B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523 (a)	56809.23	35.71%
ALLIANZGI GLOBAL ALLOCATION B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	33579.816	21.11%
ALLIANZGI GLOBAL ALLOCATION B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13574.33	8.53%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL ALLOCATION B	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	12612.906	7.93%
ALLIANZGI GLOBAL ALLOCATION B	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9010.096	5.66%
ALLIANZGI GLOBAL ALLOCATION C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	830498.016	16.00%
ALLIANZGI GLOBAL ALLOCATION C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	791356.308	15.24%
ALLIANZGI GLOBAL ALLOCATION C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	547804.62	10.55%
ALLIANZGI GLOBAL ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	390319.644	7.52%
ALLIANZGI GLOBAL ALLOCATION C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	363669.96	7.00%
ALLIANZGI GLOBAL ALLOCATION D	AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226 (a)	118244.482	74.26%
ALLIANZGI GLOBAL ALLOCATION D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	20956.188	13.16%
ALLIANZGI GLOBAL ALLOCATION INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	5410765.598	87.34%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL ALLOCATION INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	542055.362	8.75%
ALLIANZGI GLOBAL ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	131161.677	83.57%
ALLIANZGI GLOBAL ALLOCATION P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	8445.556	5.38%
ALLIANZGI GLOBAL ALLOCATION P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	8147.976	5.19%
ALLIANZGI GLOBAL ALLOCATION R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	1431.32	100.00%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	674.545	66.27%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT A	JUSTIN M HANSON & LAURA A HANSON JT WROS 244 SHERIDAN AVE S MINNEAPOLIS MN 55405-1936 (a)	343.28	33.73%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	672.043	100.00%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	2011.521	50.38%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	983.908	24.64%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	674.545	16.89%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	323.092	8.09%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	1350805.948	97.72%
ALLIANZGI GLOBAL FUNDAMENTAL STRAT P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	675.041	100.00%
ALLIANZGI GLOBAL GROWTH ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11255.075	21.01%
ALLIANZGI GLOBAL GROWTH ALLOCATION A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5228.869	9.76%
ALLIANZGI GLOBAL GROWTH ALLOCATION A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4937.003	9.21%
ALLIANZGI GLOBAL GROWTH ALLOCATION A	FREDERICK M STELL UNIT 3230, BOX 0047 DPO AA 34031-0047	3275.438	6.11%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL GROWTH ALLOCATION A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2707.015	5.05%
ALLIANZGI GLOBAL GROWTH ALLOCATION C	JUNE M GARRISON & WALTER E GARRISON TTEES WALTER E GARRISON AND JUNE M GARRISON LIVING TRUST U/A DTD 6300 STEPHENS RANCH RD LA VERNE CA 91750-1139	12100.803	18.83%
ALLIANZGI GLOBAL GROWTH ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10532.202	16.39%
ALLIANZGI GLOBAL GROWTH ALLOCATION C	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	5495.306	8.55%
ALLIANZGI GLOBAL GROWTH ALLOCATION C	SSB&T CUST SIMPLE IRA MERCHCO SERVICES INC FBO SCOTT A JOHNSON 207 PINEVIEW DR GOOSE CREEK SC 29445-3067	4188.121	6.52%
ALLIANZGI GLOBAL GROWTH ALLOCATION C	SSB&T CUST SIMPLE IRA CLAESSON JANITORIAL SERVICE FBO KEVIN J CLAESSON 0S039 SURREY DR ELBURN IL 60119-9690	3434.995	5.34%
ALLIANZGI GLOBAL GROWTH ALLOCATION D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	3556.172	66.59%
ALLIANZGI GLOBAL GROWTH ALLOCATION D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	926.389	17.35%
ALLIANZGI GLOBAL GROWTH ALLOCATION D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	572.068	10.71%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL GROWTH ALLOCATION P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	1025.408	52.46%
ALLIANZGI GLOBAL GROWTH ALLOCATION P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	929.404	47.54%
ALLIANZGI GLOBAL GROWTH ALLOCATION R	MID ATLANTIC TR CO FBO VANTAGE PARTNERS LLC 401K PSP & TR 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228 (a)	5425.098	68.22%
ALLIANZGI GLOBAL GROWTH ALLOCATION R	ADVISORS CLEARING NETWORK INC FBO RETIREMENT PLANS OMNIBUS ADVISORS CLEARING NETWORK INC 7 N FAIR OAKS AVE PASADENA CA 91103-3608	1613.329	20.29%
ALLIANZGI GLOBAL GROWTH ALLOCATION R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	914.032	11.49%
ALLIANZGI GLOBAL GRWTH ALLOCATION INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	143912.588	92.36%
ALLIANZGI GLOBAL GRWTH ALLOCATION INST	CHARLES SCHWAB COMPANY 211 MAIN ST SAN FRANCISCO CA 94105-1905	9396.3	6.03%
ALLIANZGI GLOBAL MANAGED VOLATILITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010 (a)	2232.234	29.81%
ALLIANZGI GLOBAL MANAGED VOLATILITY A	MARJORIE I KELLOGG TTEE KELLOGG LIVING TRUST U/A DTD 08/22/2007 3301 N VILLARD ST TACOMA WA 98407-3429 (a)	1911.491	25.53%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL MANAGED VOLATILITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1867.69	24.94%
ALLIANZGI GLOBAL MANAGED VOLATILITY A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	741.628	9.91%
ALLIANZGI GLOBAL MANAGED VOLATILITY A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	442.745	5.91%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST ROLLOVER IRA FBO RIPP BUROKER N9688 ARGUE RD NEW GLARUS WI 53574-9741	2536.747	21.64%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST IRA DCD ELEANOR E CARBERRY FBO ELLEN R SCHNEIDER BENE 9431 COUNTY ROAD Y SAUK CITY WI 53583-9566	1981.372	16.91%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST ROLLOVER IRA FBO DUANE A ELLER 7225 CLOVER HILL DR WAUNAKEE WI 53597-9393	1607.742	13.72%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST IRA FBO CAROL M MACK 7190 BERGMAN RD SAUK CITY WI 53583-9714	1244.667	10.62%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1160.549	9.90%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	JEROME P MEYERS & RUTH R MEYERS JT TEN WROS NOT TC 3829 SUNNY WOOD DR DE FOREST WI 53532-2878	906.045	7.73%
ALLIANZGI GLOBAL MANAGED VOLATILITY C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	744.669	6.35%
ALLIANZGI GLOBAL MANAGED VOLATILITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	5559.186	72.59%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL MANAGED VOLATILITY D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	742.477	9.70%
ALLIANZGI GLOBAL MANAGED VOLATILITY D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	600.123	7.84%
ALLIANZGI GLOBAL MANAGED VOLATILITY D	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	556.099	7.26%
ALLIANZGI GLOBAL MANAGED VOLATILITY P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	741.97	100.00%
ALLIANZGI GLOBAL WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2746659.899	24.03%
ALLIANZGI GLOBAL WATER A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	2579978.506	22.57%
ALLIANZGI GLOBAL WATER A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	1354672.255	11.85%
ALLIANZGI GLOBAL WATER A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	792129.732	6.93%
ALLIANZGI GLOBAL WATER A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	767683.232	6.72%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL WATER A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	638720.388	5.59%
ALLIANZGI GLOBAL WATER A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	592068.402	5.18%
ALLIANZGI GLOBAL WATER C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	2660204.716	43.12%
ALLIANZGI GLOBAL WATER C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1076571.062	17.45%
ALLIANZGI GLOBAL WATER C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	504969.604	8.18%
ALLIANZGI GLOBAL WATER C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	430087.379	6.97%
ALLIANZGI GLOBAL WATER C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	322011.416	5.22%
ALLIANZGI GLOBAL WATER D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	812233.542	45.51%
ALLIANZGI GLOBAL WATER D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	649466.274	36.39%
ALLIANZGI GLOBAL WATER D	TD AMERITRADE FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	94104.276	5.27%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI GLOBAL WATER INST	ATTN MUTUAL FUND OPS CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1283502.836	70.93%
ALLIANZGI GLOBAL WATER INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	335576.968	18.55%
ALLIANZGI GLOBAL WATER INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	151565.422	8.38%
ALLIANZGI GLOBAL WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	3525147.121	56.26%
ALLIANZGI GLOBAL WATER P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055 (a)	1265877.942	20.20%
ALLIANZGI GLOBAL WATER P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	860904.846	13.74%
ALLIANZGI HIGH YIELD BOND A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311 (a)	4067091.195	49.15%
ALLIANZGI HIGH YIELD BOND A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	899441.743	10.87%
ALLIANZGI HIGH YIELD BOND A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	557808.009	6.74%
ALLIANZGI HIGH YIELD BOND A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	415757.577	5.02%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI HIGH YIELD BOND ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO INSPERITY 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529 (a)	3409437.516	94.34%
ALLIANZGI HIGH YIELD BOND C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	440591.497	18.54%
ALLIANZGI HIGH YIELD BOND C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	426157.887	17.93%
ALLIANZGI HIGH YIELD BOND C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	253289.916	10.66%
ALLIANZGI HIGH YIELD BOND C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	230475.061	9.70%
ALLIANZGI HIGH YIELD BOND C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	204426.935	8.60%
ALLIANZGI HIGH YIELD BOND C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	152497.746	6.42%
ALLIANZGI HIGH YIELD BOND C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	142537.952	6.00%
ALLIANZGI HIGH YIELD BOND D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	4321220.969	74.33%
ALLIANZGI HIGH YIELD BOND D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	753679.48	12.96%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI HIGH YIELD BOND INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010 (a)	7284057.869	43.45%
ALLIANZGI HIGH YIELD BOND INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2576351.888	15.37%
ALLIANZGI HIGH YIELD BOND INST	WELLS FARGO BANK NA FBO MDU MASTER TR HIGH YIELD BOND PO BOX 1533 MINNEAPOLIS MN 55480-1533	1160440.644	6.92%
ALLIANZGI HIGH YIELD BOND P	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311 (a)	2959404.132	60.27%
ALLIANZGI HIGH YIELD BOND P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	1116728.704	22.74%
ALLIANZGI HIGH YIELD BOND P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	632794.315	12.89%
ALLIANZGI HIGH YIELD BOND R	MG TRUST COMPANY CUST. FBO WORLD RESOURCES INSTITUTE PENSION P 717 17TH STREET SUITE 1300 DENVER CO 80202-3304 (a)	122052.06	39.68%
ALLIANZGI HIGH YIELD BOND R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	102184.684	33.22%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI HIGH YIELD BOND R	MID ATLANTIC TR CO FBO CARL BELT INC 2021-2030 MODERATE MAP-R FUND 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	26744.282	8.70%
ALLIANZGI HIGH YIELD BOND R	MID ATLANTIC TR CO FBO CARL BELT INC 2011-2020 MODERATE MAP-R FUND 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	23734.798	7.72%
ALLIANZGI INTERNATIONAL SMALL-CAP A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	94434.726	73.58%
ALLIANZGI INTERNATIONAL SMALL-CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8072.954	6.29%
ALLIANZGI INTERNATIONAL SMALL-CAP C	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001 (a)	13435.767	41.59%
ALLIANZGI INTERNATIONAL SMALL-CAP C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	4666.26	14.44%
ALLIANZGI INTERNATIONAL SMALL-CAP C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2965.078	9.18%
ALLIANZGI INTERNATIONAL SMALL-CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2384.987	7.38%
ALLIANZGI INTERNATIONAL SMALL-CAP D	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226 (a)	26683.321	74.73%
ALLIANZGI INTERNATIONAL SMALL-CAP D	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	4095.542	11.47%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INTERNATIONAL SMALL-CAP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2817.007	7.89%
ALLIANZGI INTERNATIONAL SMALL-CAP R	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001 (a)	1732.523	80.85%
ALLIANZGI INTERNATIONAL SMALL-CAP R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	410.334	19.15%
ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	665927.584	40.24%
ALLIANZGI INTL SMALL-CAP INST	TAYNIK & CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST FCG 124 BOSTON MA 02116-5097	123917.856	7.49%
ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	101352.726	6.13%
ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	98060.359	5.93%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	97527.893	5.89%
ALLIANZGI INTL SMALL-CAP INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	83379.334	5.04%
ALLIANZGI INTL SMALL-CAP P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	337088.011	42.93%
ALLIANZGI INTL SMALL-CAP P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010 (a)	231013.069	29.42%
ALLIANZGI INTL SMALL-CAP P	ELIZABETH C CONSIDINE TR TERRY CONSIDINE CARBONDALE CORP RET TRUST 4582 S ULSTER ST STE 310 DENVER CO 80237-2634	81887.847	10.43%
ALLIANZGI MICRO CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	82042.689	30.61%
ALLIANZGI MICRO CAP A	LPL FINANCIAL FBO COSTUMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046 (a)	75674.372	28.24%
ALLIANZGI MICRO CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	41769.233	15.59%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MICRO CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17241.112	6.43%
ALLIANZGI MICRO CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1165440.552	50.93%
ALLIANZGI MICRO CAP INST	NEW YORK LIFE TRUST CO CLIENT ACCT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	419433.109	18.33%
ALLIANZGI MICRO CAP INST	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RETIREMENT PLAN 1 INVESTORS WAY MSC N-1-D NORWOOD MA 02062-1599	389244.735	17.01%
ALLIANZGI MICRO CAP INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010	128479.772	5.61%
ALLIANZGI MICRO CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055 (a)	50211.59	49.07%
ALLIANZGI MICRO CAP P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	32027.516	31.30%
ALLIANZGI MICRO CAP P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	13423.671	13.12%
ALLIANZGI MULTI-ASSET REAL RETURN A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	5603.083	56.75%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST IRA FBO RICHARD D ESTABROOK 58 LIME KILN RD BUTTE MT 59701-9778	746.741	7.56%
ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST ROTH IRA FBO JANET L FAETH 2479 235TH ST FORT MADISON IA 52627-9522	686.609	6.95%
ALLIANZGI MULTI-ASSET REAL RETURN A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	680.364	6.89%
ALLIANZGI MULTI-ASSET REAL RETURN A	SSB&T CUST IRA FBO JANET L FAETH 2479 235TH ST FORT MADISON IA 52627-9522	557.114	5.64%
ALLIANZGI MULTI-ASSET REAL RETURN C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	5819.313	75.58%
ALLIANZGI MULTI-ASSET REAL RETURN C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	678.912	8.82%
ALLIANZGI MULTI-ASSET REAL RETURN C	WALTER R HOOPER 5100 N GOLDER AVE ODESSA TX 79764-4059	491.978	6.39%
ALLIANZGI MULTI-ASSET REAL RETURN C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	386.722	5.02%
ALLIANZGI MULTI-ASSET REAL RETURN D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	2202.088	63.23%
ALLIANZGI MULTI-ASSET REAL RETURN D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	679.136	19.50%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI MULTI-ASSET REAL RETURN D	SSB&T CUST IRA CUST FOR THE ROLLOVER IRA OF ROBIN MALLARY KELZ 106 BARRINGER CT WEST ORANGE NJ 07052-3016	588.774	16.91%
ALLIANZGI MULTI-ASSET REAL RETURN I	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	340531.09	84.43%
ALLIANZGI MULTI-ASSET REAL RETURN I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	62818.155	15.57%
ALLIANZGI MULTI-ASSET REAL RETURN P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	680.152	100.00%
ALLIANZGI NFJ EMERGING MARKETS VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405 (a)	1541.993	33.89%
ALLIANZGI NFJ EMERGING MARKETS VALUE A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	689.393	15.15%
ALLIANZGI NFJ EMERGING MARKETS VALUE A	EDWARD D JONES & CO CUST FBO MICHAEL CHAD PARSONS RTH 3824 W BIDDISON ST FORT WORTH TX 76109-2707	653.891	14.37%
ALLIANZGI NFJ EMERGING MARKETS VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	458.811	10.08%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ EMERGING MARKETS VALUE A	SSB&T CUST IRA FBO WILLIAM J MCGANNON 1505 E TIERNEY ST BLOOMINGTON IN 47401-7211	381.587	8.39%
ALLIANZGI NFJ EMERGING MARKETS VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	323.934	7.12%
ALLIANZGI NFJ EMERGING MARKETS VALUE C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413 (a)	981.421	35.52%
ALLIANZGI NFJ EMERGING MARKETS VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	689.971	24.97%
ALLIANZGI NFJ EMERGING MARKETS VALUE C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	683.473	24.73%
ALLIANZGI NFJ EMERGING MARKETS VALUE C	ROBERT W BAIRD & CO INC A/C 3181-1926 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	201.172	7.28%
ALLIANZGI NFJ EMERGING MARKETS VALUE C	ROBERT W BAIRD & CO INC A/C 6999-9941 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	201.172	7.28%
ALLIANZGI NFJ EMERGING MARKETS VALUE D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	77369.267	81.27%
ALLIANZGI NFJ EMERGING MARKETS VALUE D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	13525.807	14.21%
ALLIANZGI NFJ EMERGING MARKETS VALUE P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	688.116	100.00%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ EMERGING MKT VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	277010.382	54.20%
ALLIANZGI NFJ EMERGING MKT VALUE INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	206609.105	40.42%
ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	539345.916	20.12%
ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	465275.791	17.36%
ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	198425.444	7.40%
ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	154773.303	5.77%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	292325.475	54.19%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	49003.075	9.08%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	45371.024	8.41%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	39288.087	7.28%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	29150.318	5.40%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311 (a)	77359.294	27.59%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	19492.664	6.95%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	17861.705	6.37%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	17071.012	6.09%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	15078.348	5.38%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	17838.916	42.51%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	10694.243	25.48%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	4077.812	9.72%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3333.924	7.94%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	2645.645	6.30%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	70507.35	76.20%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6804.44	7.35%
ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	6762.972	7.31%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTERNATIONAL VALUE II A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405 (a)	6376.507	75.24%
ALLIANZGI NFJ INTERNATIONAL VALUE II A	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	732.835	8.65%
ALLIANZGI NFJ INTERNATIONAL VALUE II A	SSB&T CUST IRA FBO INGER N KOPPLIN 4915 40TH AVE S MINNEAPOLIS MN 55417-1602	446.446	5.27%
ALLIANZGI NFJ INTERNATIONAL VALUE II C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311 (a)	1892.842	42.55%
ALLIANZGI NFJ INTERNATIONAL VALUE II C	STIFEL NICHOLAUS & CO INC EXCLUSIVE BENEFIT OF CUTOMERS 501 N BROADWAY EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2131 (a)	1528.931	34.37%
ALLIANZGI NFJ INTERNATIONAL VALUE II C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	723.728	16.27%
ALLIANZGI NFJ INTERNATIONAL VALUE II C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	303.068	6.81%
ALLIANZGI NFJ INTERNATIONAL VALUE II D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	732.241	96.34%
ALLIANZGI NFJ INTERNATIONAL VALUE II P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	735.486	58.52%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTERNATIONAL VALUE II P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	521.344	41.48%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	211028.053	23.69%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	107729.65	12.09%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI GLOBAL ALLOCATION FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	94570.996	10.62%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	80044.564	8.99%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2030 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	51181.697	5.75%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2040 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	48266.094	5.42%
ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT 2035 FUND ATTN STEPHEN SEXAUER 600 W BROADWAY FL 34 SAN DIEGO CA 92101-3398	45920.522	5.15%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTL SMALL-CAP VALUE A	CITY NATIONAL BANK A/C # 200097202 FBO WGA ASSURANCE TRUST/ AT SURPLUS 555 S FLOWER ST STE 1000 LOS ANGELES CA 90071-2429 (a)	61970.286	47.76%
ALLIANZGI NFJ INTL SMALL-CAP VALUE A	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS ATTN: MUTUAL FUND OPERATIONS P O BOX 509046 SAN DIEGO CA 92150-9046 (a)	45058.236	34.73%
ALLIANZGI NFJ INTL SMALL-CAP VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8903.293	6.86%
ALLIANZGI NFJ INTL SMALL-CAP VALUE C	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413 (a)	60155.534	90.85%
ALLIANZGI NFJ INTL SMALL-CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4677.696	7.06%
ALLIANZGI NFJ INTL SMALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	29006.294	47.91%
ALLIANZGI NFJ INTL SMALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	25932.125	42.83%
ALLIANZGI NFJ INTL SMALL-CAP VALUE P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	698.104	66.82%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI NFJ INTL SMALL-CAP VALUE P	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100 (a)	346.582	33.18%
ALLIANZGI NFJ INTL VALUE II INST	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311 (a)	2119030.302	98.46%
ALLIANZGI RETIREMENT 2015 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	223730.708	39.35%
ALLIANZGI RETIREMENT 2015 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	105008.727	18.47%
ALLIANZGI RETIREMENT 2015 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	103847.847	18.27%
ALLIANZGI RETIREMENT 2015 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	31556.142	5.55%
ALLIANZGI RETIREMENT 2015 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	158970.068	89.87%
ALLIANZGI RETIREMENT 2015 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	13161.651	7.44%
ALLIANZGI RETIREMENT 2015 C	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968 (a)	25463.654	44.45%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2015 C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5277.509	9.21%
ALLIANZGI RETIREMENT 2015 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4660.957	8.14%
ALLIANZGI RETIREMENT 2015 C	SSB&T CUST SIMPLE IRA WEST FINANCIAL FBO W ALAN KING 3304 PERRINS CHASE VIRGINIA BCH VA 23452-6258	4565.003	7.97%
ALLIANZGI RETIREMENT 2015 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	2391.886	43.90%
ALLIANZGI RETIREMENT 2015 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	928.65	17.05%
ALLIANZGI RETIREMENT 2015 D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	812.973	14.92%
ALLIANZGI RETIREMENT 2015 D	SSB&T CUST ROTH IRA FBO NANCY ANDERSON WELTY 138 GRIST MILL RD SCHUYKL HAVN PA 17972-8523	583.963	10.72%
ALLIANZGI RETIREMENT 2015 D	TD AMERITRADE FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	425.231	7.81%
ALLIANZGI RETIREMENT 2015 D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	297.616	5.46%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2015 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	208439.824	97.65%
ALLIANZGI RETIREMENT 2015 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	8045.763	78.26%
ALLIANZGI RETIREMENT 2015 R	ASCENSUS TR CO FBO CARBONE METAL FABRICATOR INC 401K S P O BOX 10758 FARGO ND 58106-0758	1247.959	12.14%
ALLIANZGI RETIREMENT 2015 R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	802.304	7.80%
ALLIANZGI RETIREMENT 2015 R6	RETIREMENT PLANS SERVICED BYMETLIFE RELIANCE TRUST CO 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002 (a)	380172.728	56.75%
ALLIANZGI RETIREMENT 2015 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	71181.544	10.63%
ALLIANZGI RETIREMENT 2015 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	66823.592	9.98%
ALLIANZGI RETIREMENT 2015 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	54242.073	8.10%
ALLIANZGI RETIREMENT 2015 R6	ASCENSUS TRUST COMPANY FBO GREENE ESPEL P.L.L.P. RETIREMENT SA FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	36599.253	5.46%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2015 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	36302.81	5.42%
ALLIANZGI RETIREMENT 2020 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938 (a)	660886.501	37.29%
ALLIANZGI RETIREMENT 2020 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	511101.984	28.84%
ALLIANZGI RETIREMENT 2020 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	347126.954	19.58%
ALLIANZGI RETIREMENT 2020 A	RELIANCE TRUST CO TTEE FBO ADP ACCESS LARGE MARKET 401(K) PLAN 1100 ABERNATHY RD ATLANTA GA 30328-5620	105451.96	5.95%
ALLIANZGI RETIREMENT 2020 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	300375.084	83.53%
ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	26920.846	7.49%
ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	23779.272	6.61%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2020 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2696.235	11.56%
ALLIANZGI RETIREMENT 2020 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2582.13	11.07%
ALLIANZGI RETIREMENT 2020 C	VANGUARD BROKERAGE SERVICES A/C 7625-5635 PO BOX 1170 VALLEY FORGE PA 19482-1170	2400.966	10.29%
ALLIANZGI RETIREMENT 2020 C	SSB&T CUST ROLLOVER IRA FBO DANIEL K MOYE 601 CONNECTICUT AVE SAINT CLOUD FL 34769-2734	1749.632	7.50%
ALLIANZGI RETIREMENT 2020 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	7790.191	47.32%
ALLIANZGI RETIREMENT 2020 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3935.212	23.91%
ALLIANZGI RETIREMENT 2020 D	ASCENSUS TRUST COMPANY FBO TS GRAY CONSTRUCTION 401K PLAN 218 P.O. BOX 10758 FARGO ND 58106-0758	2595.894	15.77%
ALLIANZGI RETIREMENT 2020 D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	836.294	5.08%
ALLIANZGI RETIREMENT 2020 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	513912.734	81.63%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2020 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	110265.991	17.51%
ALLIANZGI RETIREMENT 2020 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	49630.529	96.77%
ALLIANZGI RETIREMENT 2020 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	98660.975	35.48%
ALLIANZGI RETIREMENT 2020 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577 (a)	85656.497	30.80%
ALLIANZGI RETIREMENT 2020 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	28918.724	10.40%
ALLIANZGI RETIREMENT 2020 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	25774.73	9.27%
ALLIANZGI RETIREMENT 2020 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	24778.948	8.91%
ALLIANZGI RETIREMENT 2025 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076 (a)	592529.726	32.92%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2025 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	572802.442	31.83%
ALLIANZGI RETIREMENT 2025 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	419012.816	23.28%
ALLIANZGI RETIREMENT 2025 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	117237.914	6.51%
ALLIANZGI RETIREMENT 2025 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	626908.529	96.46%
ALLIANZGI RETIREMENT 2025 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	788603.878	99.03%
ALLIANZGI RETIREMENT 2025 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	60969.209	96.74%
ALLIANZGI RETIREMENT 2025 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	149073.464	31.36%
ALLIANZGI RETIREMENT 2025 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901 (a)	120749.346	25.40%
ALLIANZGI RETIREMENT 2025 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	72536.626	15.26%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2025 R6	ASCENSUS TRUST COMPANY FBO GREENE ESPEL P.L.L.P. RETIREMENT SA FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	45784.382	9.63%
ALLIANZGI RETIREMENT 2025 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	40182.545	8.45%
ALLIANZGI RETIREMENT 2025 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	25709.974	5.41%
ALLIANZGI RETIREMENT 2030 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	402176.734	32.18%
ALLIANZGI RETIREMENT 2030 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076 (a)	361776.559	28.95%
ALLIANZGI RETIREMENT 2030 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	301947.538	24.16%
ALLIANZGI RETIREMENT 2030 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	69402.903	5.55%
ALLIANZGI RETIREMENT 2030 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	373782.956	91.75%
ALLIANZGI RETIREMENT 2030 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	24327.152	5.97%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2030 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC FBO ROBERT J KRAPFL 13652 LARIMORE AVE OMAHA NE 68164-6129 (a)	9283.234	26.27%
ALLIANZGI RETIREMENT 2030 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4094.779	11.59%
ALLIANZGI RETIREMENT 2030 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2683.263	7.59%
ALLIANZGI RETIREMENT 2030 C	SSB&T CUST SIMPLE IRA TALON DESIGN GROUP INC FBO ALAN C PAGE 383 DIABLO RD STE 214 DANVILLE CA 94526-3453	1995.245	5.65%
ALLIANZGI RETIREMENT 2030 D	ASCENSUS TRUST COMPANY FBO TS GRAY CONSTRUCTION 401K PLAN 218 P.O. BOX 10758 FARGO ND 58106-0758 (a)	9883.935	32.37%
ALLIANZGI RETIREMENT 2030 D	ASCENSUS TRUST COMPANY FBO PECK SMILEY ETTLIN ARCHITECTS, INC. P.O. BOX 10758 FARGO ND 58106-0758	4670.898	15.30%
ALLIANZGI RETIREMENT 2030 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4624.379	15.15%
ALLIANZGI RETIREMENT 2030 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4236.864	13.88%
ALLIANZGI RETIREMENT 2030 D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	4194.804	13.74%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2030 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	718076.736	84.96%
ALLIANZGI RETIREMENT 2030 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	118688.33	14.04%
ALLIANZGI RETIREMENT 2030 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	47192.407	72.52%
ALLIANZGI RETIREMENT 2030 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12045.88	18.51%
ALLIANZGI RETIREMENT 2030 R	PAI TR CO INC INNOVATIVE MARKETING RESOURCES PS 1300 ENTERPRISE DR DE PERE WI 54115-4934	4983.471	7.66%
ALLIANZGI RETIREMENT 2030 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	195443.41	47.50%
ALLIANZGI RETIREMENT 2030 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	56526.603	13.74%
ALLIANZGI RETIREMENT 2030 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	44439.189	10.80%
ALLIANZGI RETIREMENT 2030 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	36956.492	8.98%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2030 R6	MID ATLANTIC TRUST COMPANY FBO HAWTHORNE RESIDENTIAL PARTNERS 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	21370.771	5.19%
ALLIANZGI RETIREMENT 2035 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	419761.928	46.03%
ALLIANZGI RETIREMENT 2035 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076 (a)	229262.114	25.14%
ALLIANZGI RETIREMENT 2035 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	105652.867	11.59%
ALLIANZGI RETIREMENT 2035 A	MG TR CO CUST FBO BRITT HUNT CO LLC RETIREM 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	66029.965	7.24%
ALLIANZGI RETIREMENT 2035 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	50778.89	5.57%
ALLIANZGI RETIREMENT 2035 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	577866.737	96.74%
ALLIANZGI RETIREMENT 2035 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	765591.381	98.86%
ALLIANZGI RETIREMENT 2035 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	54277.157	95.91%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2035 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	213035.413	47.80%
ALLIANZGI RETIREMENT 2035 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	98903.101	22.19%
ALLIANZGI RETIREMENT 2035 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	75747.633	17.00%
ALLIANZGI RETIREMENT 2035 R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	28510.05	6.40%
ALLIANZGI RETIREMENT 2035 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	24310.135	5.45%
ALLIANZGI RETIREMENT 2040 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	272685.473	35.78%
ALLIANZGI RETIREMENT 2040 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	175090.305	22.98%
ALLIANZGI RETIREMENT 2040 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	163679.073	21.48%
ALLIANZGI RETIREMENT 2040 A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	54835.04	7.20%
ALLIANZGI RETIREMENT 2040 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	38715.151	5.08%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2040 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	217795.785	92.39%
ALLIANZGI RETIREMENT 2040 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2568.75	17.95%
ALLIANZGI RETIREMENT 2040 C	TD AMERITRADE FBO D A WUERSCH & T GERING TR WUERSCH & GERING LLP SAVING & INCENTIVE PLAN FBO ANNAMARIA HACHMEISTER 644 AMSTERDAM AVE APT 5B NEW YORK NY 10025-7453	2457.088	17.17%
ALLIANZGI RETIREMENT 2040 C	SSB&T CUST SIMPLE IRA OAK GROVE LLC FBO DANIEL J BENDLAGE 1420 E COUNTY ROAD 2680 NIOTA IL 62358-2428	1952.982	13.65%
ALLIANZGI RETIREMENT 2040 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1926.269	13.46%
ALLIANZGI RETIREMENT 2040 C	SSB&T CUST ROLLOVER IRA FBO BRYAN J KUHLMAN 9500 ROAD F9 LEIPSIC OH 45856-9435	1123.795	7.85%
ALLIANZGI RETIREMENT 2040 C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	867.916	6.06%
ALLIANZGI RETIREMENT 2040 C	SSB&T CUST IRA FBO PAUL L LIPIARSKI 4419 ALDRICH AVE S MINNEAPOLIS MN 55419-4821	804.06	5.62%
ALLIANZGI RETIREMENT 2040 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	3519.365	39.50%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2040 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	2488.923	27.93%
ALLIANZGI RETIREMENT 2040 D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	893.201	10.02%
ALLIANZGI RETIREMENT 2040 D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851	601.571	6.75%
ALLIANZGI RETIREMENT 2040 D	ASCENSUS TRUST COMPANY FBO PECK SMILEY ETTLIN ARCHITECTS, INC. P.O. BOX 10758 FARGO ND 58106-0758	600.36	6.74%
ALLIANZGI RETIREMENT 2040 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	461323.214	83.55%
ALLIANZGI RETIREMENT 2040 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	86894.273	15.74%
ALLIANZGI RETIREMENT 2040 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	53759.273	85.65%
ALLIANZGI RETIREMENT 2040 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6315.79	10.06%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2040 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	177331.593	50.85%
ALLIANZGI RETIREMENT 2040 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	46711.255	13.39%
ALLIANZGI RETIREMENT 2040 R6	ASCENSUS TRUST COMPANY FBO THE NEUROLOGY FOUNDATION IN 401(K) RET PLAN 214455 PO BOX 10758 FARGO ND 58106-0758	45663.958	13.09%
ALLIANZGI RETIREMENT 2040 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	34322.867	9.84%
ALLIANZGI RETIREMENT 2040 R6	WILMINGTON TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	20492.092	5.88%
ALLIANZGI RETIREMENT 2045 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	185254.141	37.32%
ALLIANZGI RETIREMENT 2045 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076 (a)	151604.92	30.54%
ALLIANZGI RETIREMENT 2045 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	53191.861	10.71%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2045 A	MG TR CO CUST FBO BRITT HUNT CO LLC RETIREM 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	42390.54	8.54%
ALLIANZGI RETIREMENT 2045 A	AMERICAN UNITED INSURANCE CO CUST FBO GROUP RETIREMENT ANNUITY IRA PO BOX 368 INDIANAPOLIS IN 46206-0368	28271.773	5.70%
ALLIANZGI RETIREMENT 2045 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	77942.359	88.11%
ALLIANZGI RETIREMENT 2045 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	7137.535	8.07%
ALLIANZGI RETIREMENT 2045 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	456869.321	99.84%
ALLIANZGI RETIREMENT 2045 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	20211.337	91.16%
ALLIANZGI RETIREMENT 2045 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	215309.701	73.45%
ALLIANZGI RETIREMENT 2045 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	23186.607	7.91%
ALLIANZGI RETIREMENT 2045 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	15958.491	5.44%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2050 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	95978.482	48.93%
ALLIANZGI RETIREMENT 2050 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	32478.787	16.56%
ALLIANZGI RETIREMENT 2050 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	29048.911	14.81%
ALLIANZGI RETIREMENT 2050 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	11914.213	6.07%
ALLIANZGI RETIREMENT 2050 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	32387.414	61.13%
ALLIANZGI RETIREMENT 2050 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368 (a)	17750.804	33.50%
ALLIANZGI RETIREMENT 2050 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1881.693	30.45%
ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC PC FBO STEPHANIE M JONES 17008 HAWTHORNE PLZ #206 OMAHA NE 68118-2855	997.381	16.14%
ALLIANZGI RETIREMENT 2050 C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	896.62	14.51%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 2306-3081 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	766.562	12.40%
ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 3177-6342 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	556.846	9.01%
ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SEP IRA LOUISIANA BAR FOUNDATION FBO RENEE E BIENVENU 2016 DESLONDE ST NEW ORLEANS LA 70117-4004	407.649	6.60%
ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 7073-9912 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	319.403	5.17%
ALLIANZGI RETIREMENT 2050 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226 (a)	3391.668	25.69%
ALLIANZGI RETIREMENT 2050 D	ASCENSUS TRUST COMPANY FBO TS GRAY CONSTRUCTION 401K PLAN 218 P.O. BOX 10758 FARGO ND 58106-0758	2806.345	21.26%
ALLIANZGI RETIREMENT 2050 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	2619.782	19.85%
ALLIANZGI RETIREMENT 2050 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2573.531	19.50%
ALLIANZGI RETIREMENT 2050 D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	921.127	6.98%
ALLIANZGI RETIREMENT 2050 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	242151.206	97.18%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2050 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	25425.41	92.03%
ALLIANZGI RETIREMENT 2050 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	180669.919	46.50%
ALLIANZGI RETIREMENT 2050 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	173940.54	44.77%
ALLIANZGI RETIREMENT 2055 A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	17644.778	43.21%
ALLIANZGI RETIREMENT 2055 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5349.879	13.10%
ALLIANZGI RETIREMENT 2055 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	5068.221	12.41%
ALLIANZGI RETIREMENT 2055 A	ASCENSUS TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	3674.819	9.00%
ALLIANZGI RETIREMENT 2055 A	SOUTHWEST SECURITIES INC FBO DUNCAN E HARVEY SOUTHWEST SECURITIES INC ROTH IRA CUST PO BOX 509002 DALLAS TX 75250-9002	2544.567	6.23%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2055 A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	2494.033	6.11%
ALLIANZGI RETIREMENT 2055 ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	9441.926	54.19%
ALLIANZGI RETIREMENT 2055 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368 (a)	6878.31	39.47%
ALLIANZGI RETIREMENT 2055 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	55834.259	84.61%
ALLIANZGI RETIREMENT 2055 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	9413.442	14.27%
ALLIANZGI RETIREMENT 2055 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	4719.352	71.04%
ALLIANZGI RETIREMENT 2055 R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	736.024	11.08%
ALLIANZGI RETIREMENT 2055 R	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	659.315	9.93%
ALLIANZGI RETIREMENT 2055 R	PAI TR CO INC INNOVATIVE MARKETING RESOURCES PS 1300 ENTERPRISE DR DE PERE WI 54115-4934	528.114	7.95%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2055 R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	222430.879	88.56%
ALLIANZGI RETIREMENT INCOME A	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCOUNT OF THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	80115.409	28.28%
ALLIANZGI RETIREMENT INCOME A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	48122.179	16.99%
ALLIANZGI RETIREMENT INCOME A	TAYNIK & CO C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	36185.11	12.77%
ALLIANZGI RETIREMENT INCOME A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27014.285	9.54%
ALLIANZGI RETIREMENT INCOME A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	22781.743	8.04%
ALLIANZGI RETIREMENT INCOME A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	14411.698	5.09%
ALLIANZGI RETIREMENT INCOME ADMIN	FIIOC FBO SMC CORPORATION RETIREMENT SAVINGS PLAN -19456 ATTN JAKE BEIL 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987 (a)	96026.716	93.03%
ALLIANZGI RETIREMENT INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	57484.688	26.64%
ALLIANZGI RETIREMENT INCOME C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	28074.336	13.01%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT INCOME C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	16258.395	7.53%
ALLIANZGI RETIREMENT INCOME C	SSB&T CUST ROLLOVER IRA FBO STEVEN W STUHR W6393 SCHILLING RD ONALASKA WI 54650-9325	15414.506	7.14%
ALLIANZGI RETIREMENT INCOME D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	40968.405	77.42%
ALLIANZGI RETIREMENT INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5459.633	10.32%
ALLIANZGI RETIREMENT INCOME D	AMERITRADE INC FBO 9950065291 PO BOX 2226 OMAHA NE 68103-2226	3756.01	7.10%
ALLIANZGI RETIREMENT INCOME P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	300637.553	82.12%
ALLIANZGI RETIREMENT INCOME P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	64624.43	17.65%
ALLIANZGI RETIREMENT INCOME R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129 (a)	9200.196	88.19%
ALLIANZGI RETIREMENT INCOME R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	789.77	7.57%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT INCOME R6	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	169853.838	33.76%
ALLIANZGI RETIREMENT INCOME R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529 (a)	161028.632	32.01%
ALLIANZGI RETIREMENT INCOME R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	50873.118	10.11%
ALLIANZGI RETIREMENT INCOME R6	STATE STREET BANK TTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	43364.414	8.62%
ALLIANZGI RETIREMENT INCOME R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 2 FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	31326.135	6.23%
ALLIANZGI SHORT DURATION HIGH INC INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	4261979.094	28.72%
ALLIANZGI SHORT DURATION HIGH INC INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010	2731751.841	18.41%
ALLIANZGI SHORT DURATION HIGH INC INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1703718.605	11.48%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI SHORT DURATION HIGH INCOME A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2365677.992	21.46%
ALLIANZGI SHORT DURATION HIGH INCOME A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2192242.98	19.88%
ALLIANZGI SHORT DURATION HIGH INCOME A	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1768058.864	16.04%
ALLIANZGI SHORT DURATION HIGH INCOME A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1093748.546	9.92%
ALLIANZGI SHORT DURATION HIGH INCOME A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	789340.907	7.16%
ALLIANZGI SHORT DURATION HIGH INCOME C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1274685.435	22.61%
ALLIANZGI SHORT DURATION HIGH INCOME C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1263439.097	22.41%
ALLIANZGI SHORT DURATION HIGH INCOME C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	516304.703	9.16%
ALLIANZGI SHORT DURATION HIGH INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	485952.892	8.62%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI SHORT DURATION HIGH INCOME C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	347104.247	6.16%
ALLIANZGI SHORT DURATION HIGH INCOME C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	306613.838	5.44%
ALLIANZGI SHORT DURATION HIGH INCOME D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010 (a)	1917096.682	83.01%
ALLIANZGI SHORT DURATION HIGH INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	198110.381	8.58%
ALLIANZGI SHORT DURATION HIGH INCOME D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	137055.407	5.93%
ALLIANZGI SHORT DURATION HIGH INCOME P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484 (a)	4678818.126	31.05%
ALLIANZGI SHORT DURATION HIGH INCOME P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	3561783.905	23.64%
ALLIANZGI SHORT DURATION HIGH INCOME P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	2922753.55	19.40%
ALLIANZGI SHORT DURATION HIGH INCOME P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2051266.176	13.61%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI SHORT DURATION HIGH INCOME P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1177636.367	7.81%
ALLIANZGI STRUCTURED RETURN A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	130174.268	78.93%
ALLIANZGI STRUCTURED RETURN A	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	17998	10.91%
ALLIANZGI STRUCTURED RETURN A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8481.619	5.14%
ALLIANZGI STRUCTURED RETURN C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	6073.444	78.47%
ALLIANZGI STRUCTURED RETURN C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	807.448	10.43%
ALLIANZGI STRUCTURED RETURN C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	700.63	9.05%
ALLIANZGI STRUCTURED RETURN D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	134158.839	93.25%
ALLIANZGI STRUCTURED RETURN D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	8807.907	6.12%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI STRUCTURED RETURN INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	420135.371	44.25%
ALLIANZGI STRUCTURED RETURN INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	333822.507	35.16%
ALLIANZGI STRUCTURED RETURN INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	119847.653	12.62%
ALLIANZGI STRUCTURED RETURN P	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413 (a)	1654.655	70.26%
ALLIANZGI STRUCTURED RETURN P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	700.249	29.74%
ALLIANZGI U.S. EQUITY HEDGED A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	85240.511	97.08%
ALLIANZGI U.S. EQUITY HEDGED C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052 (a)	9787.93	93.22%
ALLIANZGI U.S. EQUITY HEDGED C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	712.337	6.78%
ALLIANZGI U.S. EQUITY HEDGED D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	14818.976	87.31%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. EQUITY HEDGED D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1025.599	6.04%
ALLIANZGI U.S. EQUITY HEDGED INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	364226.409	50.98%
ALLIANZGI U.S. EQUITY HEDGED INST	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	212617.157	29.76%
ALLIANZGI U.S. EQUITY HEDGED INST	RELIANCE TRUST COMPANY FBO USW DISTRICT P.O. BOX 48529 ATLANTA GA 30362-1529	65785.011	9.21%
ALLIANZGI U.S. EQUITY HEDGED INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	53257.228	7.45%
ALLIANZGI U.S. EQUITY HEDGED P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	706.876	100.00%
ALLIANZGI U.S. SMALL-CAP GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484 (a)	254031.479	86.16%
ALLIANZGI U.S. SMALL-CAP GROWTH C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	9671.969	25.54%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. SMALL-CAP GROWTH C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTM COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4850.018	12.81%
ALLIANZGI U.S. SMALL-CAP GROWTH C	SSB&T CUST SIMPLE IRA PRECISE STAMPING INC FBO CHRIS P GOBLET 1480 SEQUOIA DR STE A AURORA IL 60506-1098	2805.104	7.41%
ALLIANZGI U.S. SMALL-CAP GROWTH C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2724.973	7.20%
ALLIANZGI U.S. SMALL-CAP GROWTH C	SSB&T CUST ROTH CONV IRA FBO THOMAS W SOLEM 3709 S GEORGE MASON DR APT 1110E FALLS CHURCH VA 22041-4726	2175.548	5.74%
ALLIANZGI U.S. SMALL-CAP GROWTH D	CAPITAL ONE SHAREBUILDER INC —OMNIBUS ACCOUNT— 83 S KING ST STE 700 SEATTLE WA 98104-2851 (a)	2353.663	36.62%
ALLIANZGI U.S. SMALL-CAP GROWTH D	TD AMERITRADE FBO RICHARD CHENEY JR & SUSAN CHENEY COMMUNITY PROPERTY 426 BYNNER DR SAN PEDRO CA 90732-3306	1195.071	18.59%
ALLIANZGI U.S. SMALL-CAP GROWTH D	VANGUARD BROKERAGE SERVICES A/C 2541-6362 PO BOX 1170 VALLEY FORGE PA 19482-1170	912.054	14.19%
ALLIANZGI U.S. SMALL-CAP GROWTH D	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	891.023	13.86%
ALLIANZGI U.S. SMALL-CAP GROWTH D	TD AMERITRADE FBO ILSE-ROSE WARG & JAMISON B WARG JT TEN 215 S FRONT ST PHILIPSBURG PA 16866-2211	405.984	6.32%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. SMALL-CAP GROWTH INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	1084838.285	66.07%
ALLIANZGI U.S. SMALL-CAP GROWTH INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	118550.11	7.22%
ALLIANZGI U.S. SMALL-CAP GROWTH P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS 499 WASHINGTON BLVD MAIL ZONE NJ4C JERSEY CITY NJ 07310-2010 (a)	3735.419	30.97%
ALLIANZGI U.S. SMALL-CAP GROWTH P	AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	2316.549	19.21%
ALLIANZGI U.S. SMALL-CAP GROWTH P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	2155.094	17.87%
ALLIANZGI U.S. SMALL-CAP GROWTH P	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # STREET-P08 MINNEAPOLIS MN 55402-4413	1120.69	9.29%
ALLIANZGI U.S. SMALL-CAP GROWTH P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1088.816	9.03%
ALLIANZGI U.S. SMALL-CAP GROWTH P	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	890.021	7.38%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI U.S. SMALL-CAP GROWTH R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	892.023	74.42%
ALLIANZGI U.S. SMALL-CAP GROWTH R	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055 (a)	306.612	25.58%
ALLIANZGI ULTRA MICRO CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	533005.58	21.79%
ALLIANZGI ULTRA MICRO CAP A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	512595.94	20.95%
ALLIANZGI ULTRA MICRO CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	314348.713	12.85%
ALLIANZGI ULTRA MICRO CAP A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	274912.249	11.24%
ALLIANZGI ULTRA MICRO CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	169307.527	6.92%
ALLIANZGI ULTRA MICRO CAP A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	145212.171	5.94%

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
ALLIANZGI ULTRA MICRO CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905 (a)	999408.089	46.29%
ALLIANZGI ULTRA MICRO CAP INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995 (a)	566290.323	26.23%
ALLIANZGI ULTRA MICRO CAP INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	239757.858	11.11%
ALLIANZGI ULTRA MICRO CAP P	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055 (a)	352697.079	86.70%
ALLIANZGI ULTRA MICRO CAP P	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	35490.053	8.72%

AllianzGI Institutional Multi-Series Trust

Fund Name	Registration	Number of Shares	Percentage of Outstanding Shares of Class Owned
AGI US UNCONSTRAINED EQUITY PORTFOLIO	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	200,000.00	100.00%
ALLIANZGI GLOBAL SMALL-CAP OPPTY PORT	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297 (a)	333,333.33	100.00%

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ALLIANZ FUNDS

ALLIANZ FUNDS MULTI-STRATEGY TRUST

ALLIANZGI INSTITUTIONAL MULTI-SERIES TRUST

PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 18, 2014

The undersigned hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Julian Sluyters, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the combined Special Meeting of Shareholders (the “Meeting”) of the series of Allianz Funds (“Allianz Funds”), Allianz Funds Multi-Strategy Trust (“MST”) and AllianzGI Institutional Multi-Series Trust (“IMST,” and together with Allianz Funds and MST, the “Trusts,” and each series thereof a “Fund” and together, the “Funds”), to be held on December 18, 2014 at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, and at any adjournments or postponements thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1.

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s) (if held jointly):

Date:
ALZ14-V3

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail your proxy card

in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at

www.2voteproxy.com/allianz

☐	Express Vote Option: To vote ALL accounts as the Board recommends for the Proposal, mark the box at the left. No other vote is necessary.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Trustees of each Trust recommend a vote FOR the Proposal.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

1.	To Elect Trustees of the Trust:

	(1)	Deborah A. DeCotis	(5)	Susan M. King	(9)	Alan Rappaport
	(2)	F. Ford Drummond	(6)	James A. Jacobson	(10)	Davey S. Scoon
	(3)	Bradford K. Gallagher	(7)	James S. MacLeod	(11)	Julian Sluyters
	(4)	Hans W. Kertess	(8)	William B. Ogden, IV

To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.

	FOR	WITHHOLD	FOR ALL EXCEPT		FOR	WITHHOLD	FOR ALL EXCEPT
	ALL	ALL	WITHHOLD FOR		ALL	ALL	WITHHOLD FOR

Fund 1	☐	☐	☐	Fund 4	☐	☐	☐

Fund 2	☐	☐	☐	Fund 5	☐	☐	☐

Fund 3	☐	☐	☐	Fund 6	☐	☐	☐

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned or postponed session thereof.

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

ALZ14-V3